UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

NEXTPLAY TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

1560 Sawgrass Corporate Parkway, Suite 130

Sunrise, Florida 33323

(954) 888-9779

September 7, 2022

Dear Stockholder:

The board of directors (“Board”) and officers of NextPlay Technologies, Inc., a Nevada corporation, join me in extending to you a cordial invitation to attend the 2023 Annual Meeting of our stockholders (the “Meeting”) to be held on October 19, 2022 at 9:00 a.m. Eastern Time (subject to postponement(s) or adjournment(s) thereof). The Meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/nxtp (please note this link is case sensitive). For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 1 of our Proxy Statement.

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expense, we are using the “Notice and Access” method of providing proxy materials to you via the Internet pursuant to the regulations promulgated by the U.S. Securities and Exchange Commission. We believe that this process will provide you with a safe, convenient and efficient way to access your proxy materials and vote your shares, while also allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials for the Meeting by postal mail. On or about September 7, 2022, we are mailing to our stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and vote by mail or fax, or electronically via telephone or the Internet. The Notice will also contain instructions on how to receive a paper copy of your proxy materials.

Details of the business to be conducted at the Meeting are described in the Notice and in the accompanying Proxy Statement. We have also made a copy of our Annual Report on Form 10-K for the year ended February 28, 2022 (the “Annual Report”) available with our Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business. Please give this information your careful attention.

Whether or not you attend the Meeting, it is important that your shares be represented and voted. You may submit your vote on the Internet or by fax, telephone or mail. Please refer to the Notice for instructions on submitting your vote. If you decide to attend the virtual Meeting, you will also be able to submit your votes, as well as any questions that you may have, during the Meeting through the designated website, even if you have previously submitted your proxy. Voting at the Meeting will supersede any votes previously cast.

Our Board has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each of such proposals.

We look forward to seeing you (virtually) on October 19, 2022. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ John Todd Bonner
John Todd Bonner
Chairman

1560 Sawgrass Corporate Parkway, Suite 130

Sunrise, Florida 33323

(954) 888-9779

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 19, 2022

To the Stockholders of NextPlay Technologies, Inc.:

We are pleased to provide you notice of, and to invite you to attend, the 2023 Annual Meeting of the stockholders (the “Meeting”) of NextPlay Technologies, Inc., a Nevada corporation (“NextPlay,” the “Company,” “we,” and “us”), which will be held on October 19, 2022 at 9:00 a.m. Eastern Time (subject to postponement(s) or adjournment(s) thereof). The Meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/nxtp (please note this link is case sensitive). See also “Instructions for the Virtual Meeting,” beginning on page 1 of our Proxy Statement for additional information regarding attending the virtual Meeting. The Meeting is being held for the following purposes:

1. To elect ten directors to hold office until our next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal;

2. To ratify the selection of TPS Thayer, LLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023;

3. To consider and vote upon a proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), an amendment to the exercise price provisions of those warrants issued in connection with a registered direct offering of the Company’s securities pursuant to that Stock Purchase Agreement entered into by and among the Company and certain investors on November 1, 2021, and specifically to remove the $1.97 floor price (the “Floor Price”) of the warrants such that the exercise price of the warrants may be reduced below the Floor Price in the event that the Company issues or enters into any agreement to issue securities for consideration less than the then current exercise price of the warrants;

4. To approve, on a non-binding advisory basis, named executive officer compensation;

5. To consider and vote upon a proposal to authorize our board of directors (the “Board”), in its discretion, to adjourn the Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Meeting; and

6. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The matters are more fully discussed in the attached Proxy Statement. Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned. We do not expect to transact any other business at the Meeting.

Our Board recommends that you vote your shares “For” each of the director nominees identified in Proposal 1 and “For” each of the other foregoing proposals.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the U.S. Securities and Exchange Commission. We believe this method conserves natural resources and significantly reduces the costs of the Meeting. On or about September 7, 2022, we are mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Meeting, which Notice contains instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended February 28, 2022 (the “Annual Report”) via the Internet, as well as voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report are both available on the Internet at: https://www.nextplaytechnologies.com/investors/sec-filings.

Our Board has fixed the close of business on August 22, 2022 as the record date for determining those stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Meeting. A complete list of our stockholders entitled to vote at the Meeting will be available for examination at our offices in Sunrise, Florida, during ordinary business hours for a period of 10 days prior to the Meeting.

We cordially invite you to virtually attend the virtual Meeting. Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Meeting virtually, you are urged to promptly complete, date, sign, and return the proxy card or submit your vote using another method included in the Notice you received in the mail. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in the Notice you received in the mail. This will not limit your right to virtually attend or vote at the Meeting, but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Meeting.

Even if you plan to attend the virtual Meeting, we request that you submit a proxy by following the instructions provided in the Notice you received in the mail as soon as possible in order to ensure that your shares will be represented at the Meeting if you are unable to attend.

By Order of the Board of Directors

/s/ John Todd Bonner
John Todd Bonner
Chairman

Sunrise, Florida

September 7, 2022

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS PROVIDED IN THE NOTICE.

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PROXY STATEMENT

FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of NextPlay Technologies, Inc. (“NextPlay,” “we,” “us,” “our” or the “Company”) for use in connection with the Company’s solicitation of proxies for use at our 2023 Annual Meeting of our stockholders (the “Meeting”) to be held on October 19, 2022 at 9:00 a.m. Eastern Time, and at any postponement(s) or adjournment(s) thereof. The Meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/nxtp (please note this link is case sensitive). See also “Instructions for the Virtual Meeting,” beginning on page 1 of this Proxy Statement for additional information regarding attending the virtual Meeting.

We have elected to provide access to the proxy materials for the Meeting primarily over the Internet in accordance with the U.S. Securities and Exchange Commission’s (the “SEC”) “Notice and Access” rules. On or about September 7, 2022, we are mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Meeting. The Notice contains instructions for accessing this Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended February 28, 2022 (our “Annual Report”) and Meeting voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials by postal mail.

The Proxy Statement will also be accessible online on or about September 7, 2022, at: https://www.nextplaytechnologies.com/investors/sec-filings/. You are invited to attend the Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information contained in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, ownership of our outstanding securities, and certain other required information.

Instructions For The Virtual Meeting

The Meeting will be a completely virtual meeting. There will be no physical meeting location. The Meeting will only be conducted via live webcast.

To participate in the virtual Meeting, visit https://agm.issuerdirect.com/nxtp (please note this link is case sensitive) and enter the control number on your proxy card, or on the instructions included in the Notice that you received in the mail.

You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions pertinent to meeting matters will be answered during the Meeting, subject to time constraints. Questions which are not pertinent to Meeting matters will not be answered.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the SEC, we have elected to use the Internet as the primary means of furnishing proxy materials to our stockholders. Accordingly, we are mailing a Notice to each of our stockholders entitled to notice of and to vote at the Meeting. All stockholders will have the ability to access the proxy materials (including our Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement or the enclosed form of proxy, except as otherwise stated in this Proxy Statement) via the Internet at https://www.iproxydirect.com/nxtp or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the date of the Meeting. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage our stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Meetings.

Record Date and Shares Entitled to Vote

Our Board has fixed the close of business on August 22, 2022, as the record date for determining the holders of shares of our common stock entitled to receive notice of and to vote at the Meeting and any adjournments or postponements thereof. Only holders of record of shares of our common stock at the close of business on that date will be entitled to vote at the Meeting and at any adjournment or postponement thereof. As of the record date, there were 117,933,353 shares of our common stock issued and outstanding and entitled to vote at the Meeting, which shares were held by approximately 506 holders of record.

Each share of common stock is entitled to one vote on each proposal presented at the Meeting and at any adjournment or postponement thereof, for 117,933,353 total voting shares.

In order for us to satisfy our quorum requirements, the holders of at least 33 1/3% of our total number of outstanding voting shares entitled to vote at the Meeting must be present. You will be deemed to be present if you attend the Meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the Meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at the Meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “For” each of the director nominees identified in Proposal 1 and “For” each of the other proposals set forth in this Proxy Statement, or as otherwise determined by the proxies.

The only matters that we expect to be presented at our Meeting are set forth in this Proxy Statement. If any other matters properly come before the Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	At the virtual Meeting. You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice you received.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the Notice you received.

●	By Fax. If you requested to receive printed proxy materials, you may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. If you requested to receive printed proxy materials, you may vote by proxy by filling out the proxy card and returning it in the postage-paid envelope provided.

Revocability of Proxies

The presence of a stockholder at our Meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke their proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the Meeting to the Corporate Secretary, NextPlay Technologies, Inc., 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323;

●	submitting another signed and later dated proxy card and returning it by mail or fax in time to be received before our Meeting or by submitting a later dated proxy by the Internet or telephone prior to the Meeting; or

●	attending the Meeting and voting by following the instructions available on the meeting website during the Meeting.

Attendance at the Meeting

Attendance at the Meeting is limited to holders of record of our common stock at the close of business on the record date, August 22, 2022, and our guests. You will be asked to provide your control number in order to be admitted into the Meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the Meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 447-3740, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the Meeting will be permitted. At the Meeting, our stockholders will be afforded a reasonable opportunity to participate in the Meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Meeting

The Chairman of the Meeting has broad responsibility and legal authority to conduct the Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the Meeting. Only stockholders or their valid proxy holders may address the Meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of stockholders of the Company and the need to conclude the Meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Quorum

Our Bylaws, as amended, provide that the presence of 33 1/3% of the outstanding shares of our capital stock entitled to vote at a meeting, represented in person (including virtually) or by proxy, constitutes a quorum at a meeting of our stockholders. If you vote at the Meeting or by proxy at our Meeting, your shares will be counted for purposes of determining whether there is a quorum at the Meeting. Shares of our capital stock present in person (including virtually) or by proxy at our Meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at the Meeting.

Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1.	Election of ten directors to hold office until our next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors.	No

2.	Ratification of the selection of TPS Thayer, LLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023.	A majority of the votes cast on the proposal.	Yes

3.	Approval, in accordance with Nasdaq Listing Rule 5635(d), of an amendment to the exercise price provisions of those warrants issued in connection with a registered direct offering of the Company’s securities pursuant to that Stock Purchase Agreement entered into by and among the Company and certain investors on November 1, 2021, and specifically to remove the $1.97 floor (the “Floor Price”) of the warrants such that the exercise price of the warrants may be reduced below the Floor Price in the event that the Company issues or enters into any agreement to issue securities for consideration less than the then current exercise price of the warrants (the “Warrant Amendment”).	A majority of the votes cast on the proposal.	No

4.	Approval, on a non-binding advisory basis, of named executive officer compensation.	A majority of the votes cast on the proposal.	No

5.	Authorization of our Board, in its discretion, to adjourn the Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Meeting.	Majority of the shares of stock entitled to vote which are present, in person (including virtually) or by proxy, at the Meeting.	No

*	See also “Quorum; Broker Non-Votes and Abstentions,” below.

Broker Non-Votes and Abstentions

The presence at the Meeting of the holders of 33 1/3% of the outstanding shares of voting stock entitled to vote at the Meeting is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

The election of directors requires a plurality of the votes cast at the Meeting. Broker Non-Votes will have no effect on the outcome of Proposal 1. Although our stockholders will not have the option to “Abstain” from voting on Proposal 1, they may elect to “Withhold” their votes for any or all of the director nominees. Withheld votes will not have any effect on the outcome of Proposal 1.

Only “For” and “Against” votes are counted for purposes of determining the votes received in connection with Proposals 2, 3 and 4. Broker non-votes and abstentions will not be counted as votes cast, and will have no effect on determining whether the affirmative vote constitutes a majority of the votes cast at the Meeting for Proposals 2, 3 and 4. However, approval of these proposals requires the affirmative vote of a majority of the votes cast on such proposals, and therefore broker non-votes and abstentions could prevent the approval of these proposals because they do not count as affirmative votes.

Proposal 5 requires the affirmative (“For”) vote of a majority of the shares of stock entitled to vote which are present, in person (including virtually) or by proxy, at the Meeting. Broker non-votes will not have any effect on the outcome of Proposal 5. Abstentions will be treated as a vote “Against” Proposal 5.

In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the proxy materials that you receive.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on any issues requiring approval of a majority of the votes cast (Proposals 2, 3 and 4).

Dissenters’ Rights

Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

Board of Directors Voting Recommendations

Our Board recommends that you vote your shares:

●	“FOR” each of the director nominees identified in Proposal 1, each to hold office until our next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal (Proposal 1);

●	“FOR” the ratification of the appointment of TPS Thayer, LLC as the Company’s independent registered public accounting firm for the fiscal year ending on February 28, 2023 (Proposal 2);

●	“FOR” the approval, in accordance with Nasdaq Listing Rule 5635(d), of the Warrant Amendment (Proposal 3);

●	“FOR” the approval, on a non-binding advisory basis, of our named executive officer compensation; and

●	“FOR” authorization of our Board, in its discretion, to adjourn the Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Meeting (Proposal 5).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mail, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the record date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation or our legal counsel will tabulate the votes and act as inspector of election at the Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Meeting will be available to view during the Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Meeting, during ordinary business hours, for a period of ten days prior to the Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions included on the Notice you received in the mail and the enclosed proxy card.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the record date, your shares were registered in your name with our transfer agent, then you are a stockholder of record and you may vote at the Meeting, by proxy or by any other means supported by us. If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Statement is required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or, other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 447-3740, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the Meeting website during the Meeting, unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this Proxy Statement and the accompanying notice of meeting of stockholders is being delivered to multiple stockholders sharing an address. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement or the accompanying notice of meeting of stockholders to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this Proxy Statement or the accompanying notice of meeting of stockholders, but in such event will still receive separate forms of the proxy for each stockholder account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Controller at our principal executive offices at 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323, or a stockholder may make a request by calling our Controller at (954) 888-9779.

If you receive more than one set of proxy materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under the section of this Proxy Statement entitled “Voting Process,” or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The final voting results will be tallied by the inspector of voting and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323.

Other Matters

As of the date of this Proxy Statement, our Board is not aware of any business to be presented at the Meeting other than as set forth in the proxy materials that have been mailed to you. If any other matters should properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

FORWARD LOOKING STATEMENTS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by applicable laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein.  Neither our website nor its contents are a part of this Proxy Statement.

PROPOSAL 1

ELECTION OF DIRECTORS

General

The Nominating and Corporate Governance Committee of our Board (the “Nominating Committee”) has recommended, and our Board has nominated, J. Todd Bonner, Nithinan Boonyawattanapisut, William Kerby, Donald P. Monaco, Athid Nanthawaroon, Carmen Diges, Komson Kaewkham, Yoshihiro Obata, Farooq Moosa, and Edward Terrance Gardner, Jr. as nominees for election as members of our Board at the Meeting for a period of one year or until such director’s successor is elected and qualified, subject to such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the Meeting, ten directors will be elected to the Board.

The ten nominees with the greatest numbers of votes at the Meeting will be elected to the ten director positions. Each nominee, if elected at the Meeting, will serve as a director until the earlier of the 2024 annual meeting of the Company’s stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of J. Todd Bonner, Nithinan Boonyawattanapisut, William Kerby, Donald P. Monaco, Athid Nanthawaroon, Carmen Diges, Komson Kaewkham, Yoshihiro Obata, Farooq Moosa, and Edward Terrance Gardner, Jr.

There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, director nominee, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors or director nominees held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

We believe that each of our directors and director nominees possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our director nominees has expressed that he or she is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving us and our stockholders. Information regarding the director nominees, including a brief description of the specific experience, qualifications and skills attributable to each of our director nominees that led the Board, as of the date of this Proxy Statement, to its conclusion that such director should serve as a director of the Company are included below.

Nomination of Directors

The Nominating Committee is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating Committee takes into account. In evaluating prospective candidates, the Nominating Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating Committee believes must be met by a prospective director nominee, the Nominating Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. The Company does not have a formal diversity policy. However, the Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields, and valuable knowledge of our business and our industry.

The Nominating Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating Committee and may be considered at any point during the year.

The Nominating Committee evaluates director nominees at regular or special committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Nominating Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Nominating Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the Bylaws and applicable law. The Secretary will send properly submitted stockholder recommendations to the Nominating Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Nominating Committee through other means. The Nominating Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

Arrangements Related to the Nomination of Directors

On or around February 22, 2021, Red Anchor Trading Corporation, T&B Media Global (Thailand) Company Limited, Tree Roots Entertainment Group Co., Ltd. and Dees Supreme Company Limited (collectively, the “HotPlay Stockholders”), representing all of the stockholders of HotPlay Enterprise Limited (“HotPlay”), and Nithinan Boonyawattanapisut, J. Todd Bonner, Athid Nanthawaroon and Komson Kaewkham, each HotPlay nominees, entered into a Voting Agreement with William Kerby and Donald P. Monaco (the “Voting Agreement”). Pursuant to the Voting Agreement, each of the HotPlay Stockholders agreed to vote all voting shares of the Company which they hold and may hold in the future (during the term of the agreement) to elect Mr. Kerby and Mr. Monaco to the Board, and each of the HotPlay nominees agreed to continue to nominate each of Mr. Kerby and Mr. Monaco to the Board. The agreement continues in effect until the earlier of February 26, 2026, the date of both Mr. Kerby’s and Mr. Monaco’s death, or the date that both Mr. Kerby and Mr. Monaco have provided notice of termination to such HotPlay Stockholders.

Other than pursuant to the Voting Agreement, there are no arrangements or understandings between any of our current directors, nominees for directors or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable.

Information Regarding Director Nominees

The below table and narrative disclosures include information about the individuals who have been nominated for election as members of our Board at the Meeting, all of whom currently serve as directors on our Board.

Name	Age	Positions and Offices Held	Director Since
J. Todd Bonner	55	Chairman of the Board	2021
Nithinan Boonyawattanapisut	39	Co-Chief Executive Officer and Director	2021
William Kerby	65	Co-Chief Executive Officer and Director	2008
Donald P. Monaco	70	Director	2011
Carmen Diges	52	Director	2021
Komson Kaewkham	41	Director	2021
Yoshihiro Obata	61	Director	2021
Farooq Moosa	52	Director	2021
Edward Terrence Gardner, Jr.	56	Director	2021
Athid Nanthawaroon	40	Director	2021

J. Todd Bonner, age 55, Chairman of the Board

Mr. Bonner has served as Chairman of the Board since the Company’s acquisition of HotPlay on June 30, 2021 (serving as Co-Chairman of the Board from June 2021 to December 2021). Mr. Bonner co-founded HotPlay, an in-game advertising platform, and HotPlay Thailand in March 2020, and is currently the Chairman of HotPlay Thailand. In May 2016, Mr. Bonner co-founded Axion Ventures Inc., an online video gaming and technology company listed on the TSX Venture Exchange, where he served as Chief Executive Officer from May 2016 to July 2020 and as a member of its board of directors from May 2016 to April 2021. During that time, in April 2017, he started True Axion Interactive, a game studio formed via a joint venture with True Corporation, a major Thai telecommunication company. In March 2012, he co-founded Red Anchor Trading Corporation as an incubator for developing applications and predictive algorithms based on crowdsourced data. Mr. Bonner founded independent AAA games studio Axion games, which was formerly Epic Games China, in 2006. In July 2003, Mr. Bonner founded Northstar Pacific Partners, an Indonesia Merchant Bank, and served as Partner until September 2005. Northstar Pacific Partners has since grown into a $2.2 billion private equity fund. Prior to that, Mr. Bonner co-founded Pacific Century CyberWorks in June 2000, where he served as the company’s Japan based CEO from March 2001 to September 2003. During that time, he raised $2.4 billion to acquire Hong Kong Telecom, which remains one of the largest acquisitions in Asian history. Mr. Bonner also serves as a member of the Board of Directors of Longroot Cayman. Mr. Bonner graduated from Stanford University in June 1989 with a degree in Biology and Biomedical Sciences.

We believe that Mr. Bonner’s knowledge of the industries that the Company operates in, familiarity with the Company’s business and technologies, and experience founding and growing companies make him a qualified candidate for the Board.

Nithinan “Jess” Boonyawattanapisut, age 39, Co-Chief Executive Officer and Director

Ms. Boonyawattanapisut has served as a director on our Board and as Co-Chief Executive Officer of the Company since the Company’s acquisition of HotPlay on June 30, 2021. Ms. Boonyawattanapisut is a serial entrepreneur with 16+ years of extensive management experience, specialized in tech startups and video games business. Ms. Boonyawattanapisut was the Co-Founder and Managing Director of HotPlay, an in-game advertising platform, and HotPlay Thailand, from March 2020 until June 30, 2021. Previously, from April 2017 to January 2021, Ms. Boonyawattanapisut served as the Managing Director of Axion Games, Inc., an online video gaming and technology company, where she lead the content investment arm of Axion Games, Inc. She also served as the Chief Executive Officer and Chairperson of the board of directors at True Axion Interactive, a game studio formed via a joint venture with True Corporation, a major Thai telecommunication company, from the time she co-founded it in March 2017 to January 2021. In June 2014, Ms. Boonyawattanapisut founded HotNow (Thailand) Company Limited, a hyper-local promotion discovery platform and has served as the Chief Executive Officer thereof since its inception. In March 2012, she co-founded Red Anchor Trading Corporation, an incubator for developing applications and predictive algorithms based on crowdsourced data. In July 2006, Ms. Boonyawattanapisut co-founded the independent AAA games studio, Epic Games China, which later consolidated as Axion Games Limited in 2014, and where Ms. Boonyawattanapisut served as a Director until January 2021. Ms. Boonyawattanapisut graduated from Mahidol University with a Bachelor of Business Administration in International Business.

We believe that Ms. Boonyawattanapisut’s knowledge of the industries that the Company operates in, status as the Company’s Co-Chief Executive Officer, familiarity with the Company’s business and technologies, and experience founding and growing companies make her a qualified candidate for the Board.

William Kerby, age 65, Co-Chief Executive Officer and Director

William Kerby is the founder, Co-Chief Executive Officer, and a director of the Company. Mr. Kerby has over two decades of experiences in the travel and media industries, and approximately a decade of experience in the financial industry. Prior to the acquisition of HotPlay, he acted as the architect of the NextPlay model, overseeing the development and operations of the Travel, Real Estate and Television Media divisions of the Company. In October 2012, the Company transferred its real estate assets into a public company - Verus International, Inc., formerly Realbiz Media Group, Inc., where Mr. Kerby served as Chief Executive Officer until August 2015 and on the board of directors until April of 2016. In July 2015, the decision was made to separate the Television and Real Estate operations from the Company, thereby allowing management to focus all efforts on the development of its Travel division. From April 2002 to July 2008, Mr. Kerby served as the Chief Executive Officer of various media and travel entities that ultimately became part of Extraordinary Vacations Group. Operations included Cruise & Vacation Shoppes, Maupintour Extraordinary Vacations, Attaché Travel and the Travel Magazine - a TV series of 160 travel shows. From February 1999 to April 2002, Mr. Kerby founded and managed Travelbyus, a publicly- traded company on the TSX and Nasdaq Small Cap Market. The launch included an intellectually patented travel model that utilized technology-based marketing to promote its travel services and products. Mr. Kerby negotiated the acquisition and financing of 21 companies encompassing multiple tour operators, 2,100 travel agencies, media that included print, television, outdoor billboard and wireless applications and leading-edge technology in order to build and complete the Travelbyus model. The company had over 500 employees, gross revenues exceeding $3 billion and a market cap over $900 million. From June 1989 to January 1999, Mr. Kerby founded and grew Leisure Canada – a company that included the Master Franchise for Thrifty Car Rental British Columbia, TravelPlus (a nationwide Travel Agency), Bluebird Holidays (an international tour company with operations in the U.S., Canada, Great Brittan, France, South Africa and the South Pacific) and Canadian Traveler (a travel magazine). Leisure Canada was acquired in May 1998 by Wilton Properties, a Canadian company developing hotel and resort properties in Cuba. From October 1980 through June 1989, Mr. Kerby worked in the financial industry as an investment advisor. Mr. Kerby also serves as a member of the Board of Directors of Longroot Cayman. Mr. Kerby graduated from York University in May 1980 with a Specialized Honors Economics degree.

We believe that Mr. Kerby’s knowledge of the travel and leisure industry, status as the Company’s Co-Chief Executive Officer, and experience founding and growing companies make him a qualified candidate for the Board.

Donald P. Monaco, age 70, Director

Mr. Monaco has served as a member of the Board since August 2011 and served as Chairman of the Board from August 2018 to December 2021 (serving as Co-Chairman of the Board from June 2021 to December 2021). Mr. Monaco has almost three decades of experience as an international information technology and business management consultant. Mr. Monaco served on the Verus International, Inc., formerly RealBiz Media Group, Inc., board of directors from October 2012 until April 2016, serving as chairman of the board from August 2015 to April 2016. Mr. Monaco has served on the board of directors of Enderby Entertainment Inc. since March 2018, serving as its Chief Financial Officer since January 2020. Mr. Monaco is the founder and owner of Monaco Air Duluth, LLC, a full service, fixed-base operator aviation services business at Duluth International Airport in Duluth, Minnesota serving airline, military, and general aviation customers since November 2005. Mr. Monaco has been appointed and reappointed by Minnesota Governors since 2009 to serve as a Commissioner of the Metropolitan Airports Commission in Minneapolis-St. Paul, Minnesota and currently serves as Chairman of the Operations, Finance and Administration Committee. Mr. Monaco was a Director at Republic Bank in Duluth, Minnesota between May 2015 until October 2019 and served as Vice Chairman of the Board, and subsequently served on the Bell Bank Twin-Ports Market Advisory Board. Mr. Monaco is the President and Chairman of the Monaco Air Foundation, Treasurer of Honor Flight Northland, Treasurer of the Duluth Aviation Institute, and a member of the Duluth Chamber of Commerce Military Affairs Committee. Mr. Monaco spent over 18 years as a Partner and Senior Executive of the 28 years he served as an international information technology and business management consultant with Accenture in Chicago, Illinois. Mr. Monaco holds Bachelor’s. and Master’s degrees in Computer Science Engineering from Northwestern University.

We selected Mr. Monaco to serve on our Board because he brings a strong business background to the Company, and adds significant strategic, business and financial experience. We believe that Mr. Monaco’s business background provides him with a broad understanding of the issues facing us, the financial markets and the financing opportunities available to us.

Carmen L. Diges, age 52, Director

Ms. Diges has served as a member of the Board since the Company’s acquisition of HotPlay on June 30, 2021. Ms. Diges is a senior attorney, corporate and government advisor, and international entrepreneur, with over two decades of experience across various public and private sectors. Since August 2014, Ms. Diges has served as Principal at her own law firm, REVlaw. Ms. Diges has served as the General Counsel/Corporate Secretary of McEwen Mining Inc. (NYSE:MUX) since August 2015. From November 2011 through July 2014, Ms. Diges served as a Partner at the law firm of Miller Thomson LLP. Prior thereto, from May 2004 to October 2011, Ms. Diges served as a Partner at the law firm of McMillan LLP. Ms. Diges currently serves as a Director of several private companies. Ms. Diges holds a CFA Charter, a Master of Laws (Tax) from Osgoode Hall Law School in Toronto, a Bachelor of Laws from Dalhousie Law School in Halifax, as well as a Bachelor of Arts from the University of Toronto.

We believe that Ms. Diges’ strong background in the legal and corporate industry, as well as her significant corporate governance experience, make her well qualified to serve on the Board.

Komson Kaewkham, age 41, Director

Mr. Kaewkham has served as a member of the Board since the Company’s acquisition of HotPlay on June 30, 2021. Mr. Kaewkham is the Legal Counsel and Senior Vice President of DTGO, a diversified business group that integrates social contribution with business success. He joined the organization’s property development subsidiary, Magnolia Quality Development Corporation Limited, in March 2011 as Division Manager. He then joined the Corporate Legal team of DTGO in April 2017 and was promoted to Senior Vice President in March 2019. During his time at the organization, Mr. Kaewkham has specialized in legal matters related to real estate project development, investment structures, mergers and acquisitions, and presently is in charge of risk management and compliance of DTP Global REITs Management limited, DTGO’s REIT management company. From April 2009 to March 2011, Mr. Kaewkham was a litigator at Blumenthal Ritcher & Sumet Limited’s Bangkok office and served as legal counsel and as a litigator at Siam ILC. Co., Ltd from March 2006 to March 2009. Mr. Kaewkham received his Notarial Service Attorney License from Lawyers Council under the Royal Patronage in Thailand in June 2010, and graduated from Assumption University in May 2008 with a Master of Law Program in Business Law.

We believe that Mr. Kaewkham’s strong background in the legal and corporate industry, as well as his significant mergers and acquisitions, risk management and compliance experience, make him well qualified to serve on the Board.

Yoshihiro Obata, age 61, Director

Mr. Obata has served as a member of the Board since the Company’s acquisition of HotPlay on June 30, 2021. Mr. Obata previously served as an independent Director of Axion Ventures, Inc. until November 2020. He has over three decades of experience with technology companies as a founder, software engineer, board member and senior executive. Most recently, Mr. Obata was a founding member, director and Chief Technology Officer of eAccess, an ADSL wholesale company, which acquired a 3G license in 2005 and successfully introduced LTE in 2012 (under the EMOBILE brand). In 2013, after the acquisition of eAccess by Softbank, he moved to Equinix Japan and has served as the President and Chief Executive Officer of BizMobile Inc. since 2015.

We believe that Mr. Obata’s significant experience in the technologies industry and founding and growing companies make him well qualified to serve on the Board.

Farooq Moosa, age 52, Director

Mr. Moosa has served as a member of the Board since November 23, 2021. He currently serves as President, Chief Financial Officer and a director of Avenir Senior Living Inc., a senior healthcare operating company that builds, designs, markets owns and operates luxury private-pay memory care communities and senior residences, which positions that he has held since February 2021. He also serves as President and Chief Executive Officer of 1285593 Ltd., a company that provides capital markets and financial services consulting services, which positions he has held since January 2021. Prior to that, Mr. Moosa served as managing director at Echelon Wealth Partners and Artemis Investment Management, and as director of global investment banking at Scotiabank and held various positions, including president, Chief Executive Officer, and director, of Scotia Managed Companies Administration, a wholly owned subsidiary of Scotiabank. While at Scotia Managed Companies Administration, Mr. Moosa’s responsibilities included corporate governance, investment oversight, business risk management, corporate due diligence, and financial analysis. Prior to that, he served as VP of equity capital markets at BMO Capital Markets. Mr. Moosa holds an MBA from Wilfrid Laurier University and a Bachelor of Arts (Honours Standing) from Western University.

We believe that Mr. Moosa’s corporate governance, investment oversight, business risk management, corporate due diligence, and financial analysis experience, as well as his leadership experience and familiarity with capital markets and financial reporting, make him well qualified to serve on the Board.

Edward Terrence Gardner, Jr., age 56, Director

Mr. Gardner has served as a member of the Board since December 9, 2021. Mr. Gardner has over 25 years of capital markets, equity research, and investment management experience. From 2015 to present, Mr. Gardner has served as a Partner of C.J. Lawrence, LLC, an investment management boutique and registered investment advisor based in New York City, where he manages 50+ client accounts and chairs the firm’s Investment Committee. Mr. Gardner also serves as Chief Compliance Officer of C.J. Lawrence, LLC. Previously, he has held senior analytical and management roles at Deutsche Bank Securities, ITG, and Soleil Securities Group. Earlier, Mr. Gardner served as an equity research analyst covering the ground transportation industry and was ranked as the Top Stock Picker in his category in the Wall Street Journal’s All-Star Analyst survey. He holds a Bachelor of Arts in Economics from St. Lawrence University.

We believe that Mr. Gardner’s extensive capital market and management experience makes him well qualified to serve on the Board.

Athid Nanthawaroon, age 40, Director

Mr. Nanthawaroon has served as a member of the Board since the Company’s acquisition of HotPlay on June 30, 2021. Mr. Nanthawaroon co-founded and served as a director of HotPlay and HotPlay Thailand, from the time the companies were founded in March 2020 until June 30, 2021. He also served as the President of HotPlay Thailand since its founding. Since January 2020, Mr. Nanthawaroon has served as a director and Chief Executive Officer of Tree Roots Entertainment Group, a joint venture between the Thai property developer, Magnolia Quality Development Corporation Limited, and the IP management and investment company, T&B Media Global (Thailand) Company Limited, where he is building an ecosystem bridging real estate and entertainment with technology. Since November 2014, Mr. Nanthawaroon has served as Senior Vice President of Corporate Finance at DTGO Corporation Limited (“DTGO”), a diversified business group established in 1993 that integrates social contribution with business success. DTGO’s largest investment portfolio is Magnolia Quality Development Corporation Limited, which holds real estate assets including condominiums, mixed-use developments and “theme” developments, and maintains a total asset value of over approximately $5 billion. Mr. Nanthawaroon has over a decade and a half of experience in investment strategy and fund raising across various industries. Mr. Nanthawaroon holds a Bachelor’s degree in Finance from Kasetsart University and a Master’s degree in Commerce and Accountancy in Real Estate from Thammasat University.

We believe that Mr. Nanthawaroon’s knowledge of the industries that the Company operates in, familiarity with the Company’s business and technologies, and significant finance, investment and fundraising experience make him a qualified candidate for the Board.

Vote Required and Recommendation of the Board

Directors are elected by plurality of the votes cast at the Meeting by the holders of shares present virtually or represented by proxy and entitled to vote on the election of the directors. If a quorum is present and voting at the Meeting, the ten nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.

Votes withheld from any nominee, abstentions, and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal, as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF AUDITOR

Background

The Audit Committee of the Board (the “Audit Committee”) has selected TPS Thayer, LLC (“TPS”) as our independent registered public accounting firm for the fiscal year ending February 28, 2023, and has further directed that we submit the selection of TPS as our independent registered accounting firm for ratification by our stockholders at the Meeting. TPS was engaged effective September 30, 2020. Thayer O’Neal Company, LLC (“Thayer”) audited the Company’s financial statements for the fiscal years ended February 29, 2020 and February 28, 2019, and subsequently applied for de-registration from the Public Company Accounting Oversight Board (“PCAOB”).

We are asking our stockholders to ratify the appointment of TPS as our independent registered public accounting firm for the fiscal year ending February 28, 2023. In the event our stockholders do not ratify the appointment of TPS as our independent registered public accounting firm, our Audit Committee will reconsider its appointment. We do not expect that a representative of TPS will be present at the Meeting; however, if a representative is present, he or she will be able to make a statement if he or she so desires, and will be available to respond to appropriate questions.

In deciding to appoint TPS as our independent registered public accounting firm, the Audit Committee reviewed auditor independence issues and existing commercial relationships with TPS and concluded that TPS has no commercial relationship with the Company that would impair its independence for the fiscal year ending February 28, 2023.

Independent Registered Public Accounting Firm’s Fees

The following table presents fees for professional audit and merger and acquisition related services performed by TPS and other professional firms for the audit of our annual financial statements, review of our quarterly financial statements, and all merger and acquisition related activities for the years ended February 28, 2021 and February 29, 2020.

Prior to the appointment of TPS on September 19, 2020, Thayer served as our independent registered accounting firm from May 16, 2019 to September 30, 2020.

	TPS		Others
	2022	2021	2022	2021
Audit Fees(1)	$234,000	$39,500	$—	48,500
Audit-Related Fees(2)	—	—	—	—
M&A Fees(3)	—	10,000	4,300	—
All Other Fees(4)	103,000	17,000	41,213	20,000
Total	$337,000	$66,500	$45,513	68,500

(1)	Audit fees include professional services rendered for (i) the audit of our annual financial statements for the fiscal years ended February 28, 2022 and February 28, 2021 and (ii) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for such years.

(2)	Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under “Audit fees.”

(3)	Tax fees include professional services.

(4)	Other fees include professional services relating to merger and acquisition related activities and for review of various filings and issuance of consents.

Pre-Approval Policies and Procedures

It is the policy of our Board that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Board. Our Board pre-approved all services, audit and non-audit, provided to us by TPS for fiscal 2022 and 2021.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of TPS to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of TPS as our independent auditor for the year ended February 28, 2023. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our board of directors are requesting, as a matter of policy, that the stockholders ratify the appointment of TPS as our independent registered public accounting firm.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Thayer O’Neal Company, LLC

Prior to its de-registration with the PCAOB, Thayer served as our independent registered accounting firm from May 16, 2019 to September 30, 2020, and audited our financial statements for the year ended February 29, 2020 and February 28, 2019. On September 30, 2020, in connection with its de-registration, the Company dismissed Thayer as the independent registered public accounting firm of the Company. The Company’s Board of Directors approved the dismissal of Thayer.

The reports of Thayer regarding the Company’s financial statements for the fiscal years ended February 29, 2020 and February 28, 2019 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except each report did contain an explanatory paragraph related to the Company’s ability to continue as a going concern. During the Company’s fiscal years ended February 29, 2020 and February 28, 2019, and through September 30, 2020, there were (i) no disagreements with Thayer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Thayer would have caused Thayer to make reference to the subject matter of the disagreements in connection with its report, and (ii) with the exception of material weaknesses related to the reconciliation of various accounts, lack of precision and accuracy to properly reflect in the financial statements, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On September 30, 2020, the Company engaged TPS as the Company’s new independent registered public accounting firm. The appointment of TPS was approved by the Company’s Board.

The Company disclosed the change in auditors in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2020.

Vote Required and Recommendation of the Board

Ratification of this appointment requires the affirmative (“For”) vote of a majority of the votes cast on the proposal (more “For” votes than “Against” votes), provided that a quorum exists at the Meeting. Broker non-votes (if any) and abstentions will not be counted as votes cast, and will have no effect on determining whether the affirmative votes constitute a majority of the votes cast at the Meeting. Properly executed proxies will be voted at the Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of TPS.

Our Audit Committee is not required to take any action as a result of the outcome of the vote on this Proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

OUR BOARD RECOMMENDS A VOTE “FOR”

THE APPOINTMENT OF TPS THAYER, LLC CERTIFIED PUBLIC ACCOUNTANTS AS OUR
INDEPENDENT PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2023.

PROPOSAL 3

APPROVAL OF THE WARRANT AMENDMENT

Background

As previously disclosed in that Current Report on 8-K filed by the Company on November 3, 2021, on November 1, 2021 (the “Offering 8-K”), we entered into a Securities Purchase Agreement (the “SPA”) with certain institutional investors (the “Purchasers”), pursuant to which we agreed to issue and sell, in a registered direct offering (the “Offering”), an aggregate of 18,987,342 shares (the “Shares”) of our common stock, par value $0.00001 per share, together with warrants to purchase an aggregate of 14,240,508 shares of common stock (the “Warrants”), at a combined price of $1.58 per Share and accompanying three quarters of a Warrant.

Each whole Warrant sold in the Offering is exercisable for one share of our common stock at an initial exercise price of $1.97 per share (the “Initial Exercise Price”), the closing sales price of our common stock on October 29, 2021 (the last trading day prior to the date that the SPA was entered into). The Warrants may be exercised commencing six months after the issuance date (the “Initial Exercise Date”) and terminating on the fifth anniversary of the Initial Exercise Date. The Warrants are exercisable for cash; provided, however that they may be exercised on a cashless exercise basis if, at the time of exercise, there is no effective registration statement registering, or no current prospectus available for, the issuance or resale of the shares of common stock issuable upon exercise of the Warrants. The exercise of the Warrants will be subject to a beneficial ownership limitation, which will prohibit the exercise thereof, if upon such exercise the holder of the Warrants, its affiliates and any other persons or entities acting as a group together with the holder or any of the holder’s affiliates would hold 4.99% (or, upon election of a purchaser prior to the issuance of any shares, 9.99%) of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of the Warrant held by the applicable holder, provided that the holders may increase or decrease the beneficial ownership limitation (up to a maximum of 9.99%) upon 61 days advance notice to the Company, which 61 day period cannot be waived.

The Warrants also include certain anti-dilution rights, which provide that if at any time the Warrants are outstanding, we issue or enter into any agreement to issue, or are deemed to have issued or entered into an agreement to issue (which includes the issuance of securities convertible or exercisable for shares of common stock), securities for consideration less than the then current exercise price of the Warrants, the exercise price of such Warrants will be automatically reduced to the lowest price per share of consideration provided or deemed to have been provided for such securities; provided, however, that unless and until the Company has received stockholder approval to reduce the exercise price of the Warrants below the Floor Price, $1.97 per share, no such adjustment to the exercise price may be made.

Pursuant to the SPA, we agreed to use our best efforts to obtain stockholder approval within 90 days from November 1, 2021 (the date of the prospectus supplement) to remove the Floor Price of the Warrants (the “Warrant Amendment”). In the event that such stockholder approval is not obtained within 90 days of November 1, 2021, we agreed to hold a special meeting of our stockholders every three months thereafter, for so long as the Warrants remain outstanding, to obtain such stockholder approval of the Warrant Amendment.

In accordance with our obligations under the SPA, we held special meetings of our stockholders on January 28, 2022 and July 21, 2022 and an annual meeting of our stockholders on April 22, 2022, at which meetings we presented a proposal to approve the Warrant Amendment to our stockholders. However, our stockholders did not approve the Warrant Amendment at any of such meetings, and as a result, the original terms of the Warrant, including the Floor Price, remain in full force and effect.

The foregoing description of the SPA the Warrants is not complete and is qualified in its entirety by reference to the full text of the form of SPA and form of Common Stock Purchase Warrant, copies of which are attached as Exhibit 10.1 and Exhibit 4.1, respectively, to the Offering 8-K, which is incorporated by reference herein.

Effects of the Warrant Amendment

As discussed above, pursuant to the SPA, if at any time the Warrants are outstanding, we issue or enter into any agreement to issue, or are deemed to have issued or entered into an agreement to issue (which includes the issuance of securities convertible or exercisable for shares of common stock), securities for consideration less than the then current exercise price of the Warrants, the exercise price of such Warrants will be automatically reduced to the lowest price per share of consideration provided or deemed to have been provided for such securities, subject to the Floor Price limitation. If we amend the Warrants to remove the Floor Price, we will be required to reduce the exercise price of the Warrants in the event that we issue, or enter into an agreement to issue, securities at a price that is lower than $1.97 per share, subject to limited exceptions. The number of shares issuable upon exercise of the Warrants will remain the same, and will not be impacted by a reduction of the Floor Price of the Warrants.

Reduction in the exercise price of the Warrants would reduce the proceeds that we would receive upon exercise of the Warrants by holders thereof. In addition, the reduction in exercise price could incentivize holders of the Warrant to exercise their Warrants when they may not otherwise do so, which could result in significant dilution in the percentage ownership interest of our existing common stockholders and in a significant dilution of voting rights and earnings per share. The sale or availability for sale of shares issuable upon exercise of the Warrants at a reduced price per share may depress the price of our common stock and could encourage short sales by third parties, which could further depress the price of our common stock. It could also make it more difficult for us to raise additional working capital at terms favorable to the Company and or its stockholders, which could negatively impact our business.

To the extent that the holders the Warrants sell shares of our common stock issued upon exercise of the Warrants, the market price of such shares may decrease due to the additional selling pressure in the market. In addition, the risk of dilution from issuances of such shares may cause stockholders to sell their shares of our common stock, which could further contribute to any decline in the price of our common stock. Any downward pressure on the price of our common stock caused by the sale or potential sale of such shares could encourage short sales by third parties. In a short sale, a prospective seller borrows shares from a stockholder or broker and sells the borrowed shares. The prospective seller hopes that the share price will decline, at which time the seller can purchase shares at a lower price for delivery back to the lender. The seller profits when the share price declines because it is purchasing shares at a price lower than the sale price of the borrowed shares. Such sales could place downward pressure on the price of our common stock by increasing the number of shares of our common stock being sold, which could further contribute to any decline in the market price of our common stock.

Reasons for Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(d), which requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

As noted above, we issued an aggregate of 18,987,342 Shares, together with Warrants to purchase an aggregate of 14,240,508 shares of common stock, at a combined offering price of $1.58 per Share and accompanying three quarters of a Warrant. For purposes of Nasdaq Listing Rule 5635(d), the number of shares issued below fair market value of our common stock in the Offering amounted to 18,987,342 shares, the number of Shares issued in the Offering, which equaled approximately 19.94% of our issued and outstanding shares of common stock. Because the Initial Exercise Price of the Warrants, as well as the Floor Price of the Warrants, was equal to fair market value of our common stock ($1.97 per share), the Warrants were not deemed to be issued at a price less than the fair market value of our common stock as of the date of the SPA. As a result, we were not required to obtain stockholder approval in order to consummate the Offering.

Because removal of the Floor Price could result in the exercise price of the Warrants falling below the market price of our common stock, as set forth in the SPA, which would result in our issuance of more than 20% of our issued and outstanding securities as of the date of the Offering at a price below market value, we must obtain stockholder approval of such amendment in order to comply with Nasdaq Listing Rule 5635(d).

As noted above, pursuant to the SPA, we agreed to use our best efforts to obtain stockholder approval within 90 days from November 1, 2021 to remove the Floor Price of the Warrants. The Warrant Amendment was not approved by our stockholders at the special meetings of our stockholders held on January 28, 2022 and July 21, 2022 or the annual meeting of our stockholders on April 22, 2022. Thus, in order to ensure that we comply with applicable Nasdaq rules and our obligations under the SPA, we are again asking for stockholder approval of the Warrant Amendment.

In the event that we do not obtain the necessary stockholder approval of the Warrant Amendment at the Meeting, we will be obligated to hold a special meeting of our stockholders within three months of the Meeting, and every three months thereafter, for so long as the Warrants remain outstanding, to obtain such stockholder approval.

Vote Required and Recommendation by the Board

Approval of the Warrant Amendment requires the affirmative (“For”) vote of a majority of the votes cast on the proposal (more “For” votes than “Against” votes), provided that a quorum exists at the Meeting. Broker non-votes and abstentions will not be counted as votes cast, and will have no effect on determining whether the affirmative votes constitute a majority of the votes cast at the Meeting. Properly executed proxies will be voted at the Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” approving the Warrant Amendment.

OUR BOARD RECOMMENDS A VOTE “FOR”

APPROVING THE WARRANT AMENDMENT UNDER PROPOSAL THREE

PROPOSAL 4

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

General

In accordance with Section 14(a) of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs, which is sometimes referred to as “say on pay,” for our named executive officers, Ms. Nithinan “Jess” Boonyawattanapisut, Mr. William Kerby, Mr. Sirapop “Kent” Taepakdee, Mr. Mark Vange and Mr. Timothy Sikora. Accordingly, you may vote on the following resolution at the Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, in this Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended February 28, 2022 is hereby APPROVED.”

This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent they can determine the cause or causes for such votes. The Board has determined, consistent with the vote of the Company’s stockholders, to submit a resolution on the compensation of the Company’s named executive officers to the Company’s stockholders for an advisory vote every three years.

Stockholders are encouraged to read the accompanying compensation tables and the related narrative disclosures for more information about the Company’s executive compensation program.

Vote Required and Recommendation by the Board

The affirmative (“For”) vote of a majority of the votes cast on the proposal (more “For” votes than “Against” votes), provided that a quorum exists at the Meeting, is required to approve this proposal, on an advisory non-binding basis. Broker non-votes and abstentions will not be counted as votes cast, and will have no effect on determining whether the affirmative votes constitute a majority of the votes cast at the Meeting. Properly executed proxies will be voted at the Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” approval of our named executive officer compensation.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF OUR
NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL 5

ADJOURNMENT OF THE MEETING

General

Our stockholders may be asked to consider and act upon one or more adjournments of the Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement.

If a quorum is not present at the Meeting, our stockholders may be asked to vote on the proposal to adjourn the Meeting to solicit additional proxies. If a quorum is present at the Meeting, but there are not sufficient votes at the time of the Meeting to approve one or more of the proposals, our stockholders may also be asked to vote on the proposal to approve the adjournment of the Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Meeting, and if our stockholders vote to approve the adjournment proposal, the Meeting may be adjourned to enable the Board to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

Our Board believes that, if the number of shares of our common stock voting in favor of any of the proposals presented at the Meeting is insufficient to approve a proposal, it is in the best interests of our stockholders to enable the Board, if it so chooses and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Meeting is adjourned, the time and place of the adjourned Meeting will be announced at the time the adjournment is taken. Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Meeting, as adjourned or postponed.

Vote Required

Authority to adjourn the Meeting pursuant to this Proposal 5, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board, requires the affirmative (“For”) vote of a majority of the shares of common stock entitled to vote which are present, in person or by proxy, at the Meeting. Broker non-votes will not have any effect on the outcome of this Proposal 5. Abstentions will be treated as a vote “Against” this Proposal 5.

OUR BOARD RECOMMENDS A VOTE “FOR”

THE ADJOURNMENT OF THE MEETING,

IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

REFERENCES TO ADDITIONAL INFORMATION

Included with this Proxy Statement is a copy of our Annual Report, as filed with the SEC on June 21, 2022.

You may also request a copy of this Proxy Statement and the Annual Report from Issuer Direct Corporation, our proxy agent, at the following address and telephone number:

Issuer Direct Corporation
(919) 447-3740, or 1-866-752-VOTE (8683)

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the record date, August 22, 2022, will be entitled to one vote per share on all matters properly presented at the Meeting and at any adjournment or postponement thereof. As of the record date, there were 117,933,353 shares of common stock outstanding and entitled to vote at the Meeting and at any adjournment or postponement thereof, held by approximately 506 holders of record. Each share of common stock is entitled to one vote on each proposal presented at the Meeting, for 117,933,353 total voting shares.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the record date, August 22, 2022, the number and percentage of outstanding shares of our common stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) our named executive officers; and (d) all current directors, our director nominees and executive officers, as a group. As of the record date, there were 117,933,353 shares of common stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of August 22, 2022. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)		Percent of Common Stock Outstanding (2)
Executive Officers and Directors
William Kerby, Co-Chief Executive Officer & Director	651,173	(3)	*
Nithinan Boonyawattanapisut, Co-Chief Executive Officer & Director	19,896,597	(4)	16.9%
Sirapop “Kent” Taepakdee, Chief Financial Officer	27,500		*
Tim Sikora, Chief Information Officer	31,000	(5)	*
Andrew Greaves, Chief Operating Officer	100,000		*
Mark Vange, Chief Technology Officer	3,916,667	(6)	3.3%
Donald P. Monaco, Director	2,028,520	(7)	1.7%
John Todd Bonner, Chairman of the Board	19,896,597	(4)	16.9%
Athid Nanthawaroon, Director	215,247		*
Carmen Diges, Director	144,058		*
Komson Kaewkham, Director	139,137		*
Yoshihiro Obata, Director	894,058	(8)	*
Farooq Moosa, Director	94,778		*
Edward Terrance Gardner, Jr., Director	742,430		*
All Executive Officers and Directors as a Group (14 persons)	28,881,165	(9)	24.5%

5% Stockholders
Red Anchor Trading Corp. Limited (10)	13,609,875		11.5%

*	Less than 1%.

(1)	Includes warrants and convertible securities exercisable or convertible for common stock within 60 days of August 22, 2022.

(2)	Based on 117,933,353 shares of common stock outstanding as of August 22, 2022.

(3)	William Kerby holds 555,873 shares of common stock and warrants to purchase 15,300 shares of common stock of the Company individually. Mr. Kerby is deemed to own 80,000 shares held by In-Room Retail Systems, LLC, which entity he owns.

(4)	Nithinan Boonyawattanapisut and John Todd Bonner are married. Accordingly, they beneficially own the same securities of the Company. Ms. Boonyawattanapisut’s and Mr. Bonner’s holdings consist of the following: (i) 2,325,204 shares of common stock held directly by Ms. Boonyawattanapisut; (ii) 27,500 shares of common stock held directly by Mr. Bonner; (iii) 13,609,875 shares of common stock held by Red Anchor Trading Corporation (“Red Anchor”), 10.91% of which is owned by Ms. Boonyawattanapisut and 19.77% of which is owned by Mr. Bonner; (iv) 1,333,333 shares of common stock held by NextPlay Holdings LLC, 73.3% of which is owned by Red Anchor; (v) 1,558,046 shares of common stock held by Cern One Limited, 100% of which is owned by Ms. Boonyawattanapisut, and (vi) 1,042,639 shares of common stock held by Found Side Ltd., 50% of which is owned by Ms. Boonyawattanapisut and 48% of which is owned by Mr. John Todd Bonner.

(5)	Tim Sikora holds 28,000 shares of common stock individually, and is deemed to own 3,000 shares of common stock held by Beachfront Travel Consulting, LLC, a company that is 50% owned by Mr. Sikora’s spouse. Mr. Sikora disclaims beneficial ownership of those shares held by Beachfront.

(6)	Mark Vange beneficially owns (i) 1,666,667 shares of common stock owned by Fighter Base Publishing, Inc (“Fighter Base”), and (ii) 1,250,000 shares owned by Token IQ, Inc. (“Token IQ”). Mr. Vange is the Chief Executive Officer and a majority stockholder of both Fighter Base and Token IQ, and disclaims beneficial ownership of all shares owned by Fighter Base and Token IQ, except to the extent of his pecuniary interest therein. Mr. Vange also individually owns 1,000,000 shares of common stock of the Company.

(7)	Donald P. Monaco beneficially owns (i) 934,224 shares of common stock owned by the Donald P. Monaco Insurance Trust (the “Trust”), and (ii) 822,302 shares are beneficially owned by Monaco Investment Partners II, LP (“MI Partners”). Mr. Monaco also individually owns 271,994 shares of common stock of the Company. Mr. Monaco is the managing general partner of MI Partners and trustee of the Trust. Mr. Monaco disclaims beneficial ownership of all shares held by the Trust and MI Partners in excess of his pecuniary interest, if any.

(8)	Yoshihiro Obata’s holdings consist of 894,058 shares of common stock held by Global Networking, LLC, an entity owned and controlled by Mr. Obata.

(9)	Because Ms. Boonyawattanapisut and Mr. Bonner beneficially own the same securities due to the fact that they are married, such securities have only been included once for purposes of calculating the number of shares of common stock held by all executive officers and directors as a group.

(10)	Address: Morgan & Morgan Building, Pasea Estate, PO Box 958, Road Town, Tortola, BVI. The shares are also beneficially owned by Ms. Boonyawattanapisut’s and Mr. Bonner, as discussed in footnote 4, above. Based on information reported on Schedule 13D/A filed by Red Anchor (and others) with the SEC on March 28, 2022, which has not been independently verified.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of a registered class of the Registrant’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our knowledge of transactions and our review of the Section 16(a) filings that have been furnished to us and filed publicly, we believe that, except as set forth below, during FYE February 28, 2022, no director, executive officer, or beneficial owner of more than 10% of our common stock failed to file a report on a timely basis. We are aware of the following late filings, or failure to file a report required by Section 16(a), during FYE February 28, 2022:

●	Nithinan Boonyawattanapisut, the Company’s Co-Chief Executive Officer and a director, and her husband Todd Bonner, Chairman of the Company’s Board, filed one late Form 4 that included one transaction that was not reported on a timely basis;

●	Nithinan Boonyawattanapisut, the Company’s Co-Chief Executive Officer and a director, also filed a late Form 3;

●	William Kerby, the Company’s Co-Chief Executive Officer and a director, filed two late Form 4s that included an aggregate of seven transactions that were not reported on a timely basis;

●	Donald Monaco, a director of the Company, filed two late Form 4s that included an aggregate of two transactions that were not reported on a timely basis;

●	Yoshihiro Obata, a director of the Company, filed a late Form 3 and two late Form 4s that included an aggregate of two transactions that were not reported on a timely basis;

●	Carmen Diges, a director of the Company, filed one late Form 4 that included one transaction that was not reported on a timely basis;

●	Komson Kaewkham, a director of the Company, failed to file a Form 3 and two Form 4s, which should have included an aggregate of two transactions that were not reported;

●	Athid Nanthawaroon, a director of the Company, failed to file a Form 3 and three Form 4s, which should have included an aggregate of three transactions that were not reported;

●	Farooq Moosa, a director of the Company, filed a late Form 3;

●	Andrew Greaves, the Company’s Chief Operating Officer, filed a late Form 3;

●	Stacey Riddell, a former director of the Company, filed a late Form 3;

●	Rupert Duchesne, a former director of the Company, filed one late Form 4 that included one transaction that was not reported on a timely basis;

●	Alexandra Zubko, a former director of the Company, filed one late Form 4 that included one transaction that was not reported on a timely basis;

●	Robert James Mendola, a former director of the Company, filed one late Form 4 that included one transaction that was not reported on a timely basis;

●	Simon Orange, a former director of the Company, filed one late Form 4 that included one transaction that was not reported on a timely basis; and

●	Pat LaVecchia, a former director of the Company, filed one late Form 4 that included one transaction that was not reported on a timely basis.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

Changes in Control

As previously disclosed by the Company in that Current Report on 8-K filed by the Company on July 23, 2020, the Company entered into (a) a Share Exchange Agreement (as amended and restated to date, the “HotPlay Exchange Agreement” and the transactions contemplated therein, the “HotPlay Share Exchange”) with HotPlay Enterprise Limited (“HotPlay”) and the stockholders of HotPlay (the “HotPlay Stockholders”); and (b) a Share Exchange Agreement (as amended to date, “Axion Exchange Agreement”) with certain stockholders holding shares of Axion Ventures, Inc. (“Axion” and the “Axion Stockholders”) and certain debt holders holding debt of Axion (the “Axion Creditors”) (the “Axion Share Exchange,” and collectively with the HotPlay Exchange Agreement, the “Exchange Agreements,” and the transactions contemplated therein, the “Share Exchanges”), each dated as of July 21, 2020. The Share Exchanges closed on June 30, 2021 (the “Closing”). In connection with the Closing, the Company acquired 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company).

In connection with the Share Exchanges, upon the closing of the HotPlay Share Exchange, the former HotPlay Stockholders were issued 52,000,000 shares of the Company’s common stock in exchange for 100% of the outstanding shares of HotPlay, and the outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock automatically converted into an aggregate of 11,246,200 shares of our common stock (the “Preferred Conversion”). As a result of the Closing, a change of control of the Company occurred, with the former stockholders of HotPlay obtaining control over the Company. The former stockholders of HotPlay and the former holders of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock held 72.6% of the Company’s 87,100,403 issued and outstanding shares of common stock immediately following the Closing. Specifically, in connection with the Closing, and the issuance of shares of common stock of the Company in connection therewith and the Preferred Conversion, effective June 30, 2021, Ms. Nithinan Boonyawattanapisut and Mr. J. Todd Bonner, husband and wife, became the largest stockholders of the Company, beneficially owning 31,117,544 shares of common stock, or 35.7% of the Company’s then outstanding common stock (through Ms. Boonyawattanapisut’s control of Red Anchor Trading Corporation, which held 27,213,606 of such shares of record and Cern One Limited, which held 3,562,208 shares of common stock, and an additional 314,230 shares of common stock held by Ms. Boonyawattanapisut directly and 27,500 shares held by Mr. Bonner, directly). Separately, as of Closing, Jwanwat Ahriyavraromp and Pornsinee Chalermrattawongz, each beneficially owned the 21,966,667 shares of common stock held by Tree Roots Entertainment Group, Ltd. and the 3,533,333 shares of common stock held by Dee Supreme Company Limited, issued in connection with the Closing, due to their status as directors of such entities, which in aggregate totaled 29.3% of the Company’s outstanding shares of common stock immediately following the Closing.

Pursuant to the terms of the HotPlay Share Exchange, the former HotPlay stockholders, had certain appointment rights as to officers of the Company and directors of the Company, which were exercised at Closing.

In addition, in connection with the above transactions, on or around February 22, 2021, each of the HotPlay stockholders, and Ms. Nithinan Boonyawattanapisut, Mr. J. Todd Bonner, Mr. Athid Nanthawaroon and Mr. Komson Kaewkham, each nominees for appointment to the Board at the closing, entered into a Voting Agreement with Mr. William Kerby, the Company’s Chief Executive Officer (now Co-Chief Executive Officer), and Mr. Donald P. Monaco, the Chairman of the Board (now a Director). Pursuant to the Voting Agreement, each of the HotPlay stockholders agreed to vote all voting shares of the Company which they hold and may hold in the future (during the term of the agreement) to elect Mr. Kerby and Mr. Monaco to the Board, and each of the HotPlay nominees agreed to continue to nominate each of Mr. Kerby and Mr. Monaco to the Board. The agreement continues in effect until the earlier of February 26, 2026, the date of both Mr. Kerby’s and Mr. Monaco’s death, or the date that both Mr. Kerby and Mr. Monaco have provided notice of termination to such HotPlay Stockholders.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as discussed below or otherwise disclosed below under the section of this Proxy Statement entitled “Executive Compensation,” which information is incorporated by reference where applicable in this section, the following sets forth a summary of all transactions since the beginning of the Company’s 2021 fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at the fiscal year-end for 2021 and 2020, and in which any Related Person had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions. “Related Persons” include each of our “Named Executive Officers,” as defined under the section of this Proxy Statement entitled “Summary Executive Compensation Table,” each person who was serving on our board of directors as of the date that the related party transaction occurred, and any 5% shareholder of the Company.

Related Party Transactions

Dividends in arrears on the previously outstanding Series A Preferred Stock shares totaled $1,102,066 as of August 21, 2020, May 31, 2020, February 29, 2020 and February 28, 2019. These dividends were payable when and if declared by the Board. The dividends were owed to an entity controlled by Donald P. Monaco, our director (and prior Chairman of the Board), and William Kerby, our Co-Chief Executive Officer and a director. On April 8, 2021, the Company entered into an Exchange Agreement with Mr. Kerby and Monaco Investment Partners II, LP (“MI Partners”), of which Mr. Monaco (who served as the Chairman of our Board at that time) is the managing general partner (the “Exchange Agreement”). Pursuant to the Exchange Agreement, the terms of which were approved by the Board, Mr. Kerby and MI Partners exchanged their right to an aggregate of $1,016,314 in accrued dividends (the “Accrued Dividends”), which had accrued on the Company’s outstanding Series A Preferred Stock, which had been held by Mr. Kerby and MI Partners prior to the conversion of such Series A Preferred Stock into common stock of the Company in August 2017, for Convertible Promissory Notes. Specifically, Mr. Kerby exchanged rights to $430,889 of accrued dividends on the Series A Preferred Stock for a Convertible Promissory Note with a principal balance of $430,889 and MI Partners exchanged rights to $585,425 of accrued dividends on the Series A Preferred Stock for a Convertible Promissory Note with a principal balance of $585,425 (the “Convertible Promissory Notes”).

The Convertible Promissory Notes accrued interest at the rate of 12% per annum, compounded monthly at the end of each calendar month, with such interest payable at maturity or upon conversion. The principal and accrued interest owed under the Convertible Promissory Notes was convertible, at the option of the holders thereof, into shares of the Company’s common stock, at any time beginning seven days after the Closing Date (defined below) and prior to the payment in full of such Convertible Promissory Notes by the Company, at a conversion price equal to the greater of

(i)	the closing consolidated bid price of the Company’s common stock on April 8, 2021 (which was $3.02); and

(ii)	the five-day volume weighted average price of the Company’s common stock for the five trading days following the date that the HotPlay Exchange Agreement closes (the “Closing Date”). The Convertible Promissory Notes were unsecured, had a maturity date of April 7, 2022, and included standard and customary events of default.

The Convertible Promissory Notes were subsequently repaid in full in March 2022, and are no longer outstanding.

On September 1, 2020, the Company entered into a consulting agreement with Beachfront Travel Consulting LLC for their services and expertise in Call Center and Sales Operations. The consultant agreed to assist the Company in the development and design of a Call Center Operation to support the Company’s brand. The Company agreed to pay the consultant compensation of 1,500 restricted shares of common stock per month, with a price equal to the closing price on the last day of the month and the consultant agreed to advise the Company on policies and procedures, performance metrics and reporting, operational standards and training of call center staff. The Company issued the consultant 1,500 shares of restricted common stock for the month of December 2020. The agreement was terminated on December 7, 2020, and the parties entered into as a new consulting agreement, with an annual fee of $110,000 instead of the 1,500 shares per month stock compensation. A consultant to Beachfront is Beth Sikora, the wife of the COO of the Company, Tim Sikora. The agreement provides that Mrs. Sikora will manage the Consumer Programs and Call Center operations based on her experience and background.

On November 16, 2020, the Company acquired 100% of Longroot, which was in turn owned 57% of Longroot Cayman. Longroot Cayman owned 49% of the outstanding ordinary shares (with 51% of the Preferred shares owned by two Thai citizen shareholders) of Longroot Thailand, provided that Longroot Cayman controls 90% of Longroot Thailand’s voting shares and therefore effectively controls Longroot Thailand. Subsequent to this acquisition, the Company signed a service contract with Atato, an IT provider of cryptocurrency website maintenance. As of February 28, 2022, Miss Worapin Tatun, wife of the CEO of Atato and Mr. Pongsabutra Viraseranee, an employee and developer employed by Atato, both are minority shareholders of Longroot Thailand with a 25.5% interest of preferred stock in Longroot Thailand each.

On March 17, 2021, the Company entered into a master development and license agreement with HotPlay Enterprises Limited (“HPE”) to license software frameworks “HotNow Platform” from HPE and to engage HPE, using the HotNow Platform as the foundation, to develop for the Company assets and extra features required for the Company’s travel platform. On or about May 21, 2021, the Company and HPE expanded the agreement through additional statements of work for a total investment of approximately $2.0 million.

On March 31, 2021, HotPlay Thailand entered into an asset purchase agreement with HotNow, a related party, which is also under the same common control of HotPlay Thailand, to purchase some of the assets, all software used in the business including all rights under licenses and other agreements and employees with the aggregate price of 19,500,000 Thai Baht (inclusive of 7% value added tax (VAT)) (approximately $624,000 US). On April 30, 2021, HotPlay Thailand made an advanced payment to HotNow in the amount of 5,000,000 Thai Baht (approximately $149,533 US). On June 7, 2021, HotPlay Thailand paid the remaining cost of the asset purchase to HotNow in the amount of 14,500,000 Thai Baht (approximately $474,467 US) pursuant to the terms of the asset purchase agreement.

On March 24 2021, the Company entered into a short-term loan with Magnolia Quality Development Corporation Limited for $480,000 (15,000,000 Thai Baht) with an accrued interest rate of 9% per annum, which is payable on demand and unsecured.

During June and July 2020, the Company entered into a short-term loan with Tree Roots Entertainment Group Company Limited (“TREG”) for $543,000 (17,000,000 Thai Baht) with an accrued interest rate of 9.7% per annum, which was payable on demand and unsecured. On May 31, 2021, HP Thailand repaid 7,000,000 Thai Baht (approximately $223,000) in connection with the short-term loan from TREG.

Next Bank International currently holds a $705,000 loan that was purchased in 2020 at a discounted purchase price of $647,776, when the Bank was not partially or wholly owned by the Company. The borrower is an entity affiliated with a current member of the Bank’s Board of Directors. The Loan bears interest at an annual rate of 10%.

On June 1, 2021, the Company entered into an agreement with Something Great LLC (“Something Great”), a company owned and controlled by Mr. Kerby’s son, for their services. Something Great agreed to provide the content creation including writing, editing, designing and publishing the articles monthly. The Company agreed to pay Something Great of $19,200 per month for their service. The period of service is 6 months, periodically renewable.

On June 9, 2021, GLM Consulting Ltd (the “Consultant”), of which Andrew Greaves, the Company’s Chief Operating Officer, serves as the sole officer and director, entered into a Consulting Agreement with the Company to assist the Company in growing a connected subscriber base and ecosystem across all devices: Digital TV, Set Top Box, Streaming Devices, PC, Laptop, Tablet and Smartphones, by providing a range of operational expertise. The term of the agreement started on July 6, 2021 and is effective until June 30, 2022, provided that the agreement may be terminated at any time, by either party, with two weeks written prior notice. The Company agreed to pay the Consultant a daily consulting fee of $1,000, for each day of service up to a maximum amount of 20 days per month unless previously agreed in writing with the Company. Each day of service shall include a minimum of 8 hours. The Consulting Agreement included confidentiality obligations of the parties and customary work for hire language.

On August 19, 2021, the Company entered into Intellectual Property Purchase Agreements with Fighter Base Publishing Inc. (“Fighter Base”) and Token IQ Inc. (“Token IQ,” and together with Fighter Base, the “IP Sellers”), dated as of the same date (each an “IPP Agreement,” and together the “IPP Agreements”). Pursuant to the IPP Agreements, the Company agreed to acquire certain intellectual property owned by Fighter Base (relating to the games industry) and by Token IQ (relating to the distributed ledger industry), both of which entities are owned and controlled by Mark Vange, the Chief Technology Officer of the Company. Pursuant to the IPP Agreements, in the event that the shares of Company common stock issued in connection with the foregoing transactions are still restricted six months after closing of such transactions, Fighter Base and Token IQ will have piggyback registration rights with respect to such shares. The Token IQ IPP Agreement includes the right for Token IQ to license the intellectual property purchased thereunder to third parties, with the approval of the Company, which shall not be unreasonable withheld, provided that any licenses are non-transferable, non-sublicensable and non-exclusive, and that the licenses will not compete with the Company. Any consideration received by Token IQ from such licenses will be split 50/50 between the Company and Token IQ.

Pursuant to the Fighter Base IPP Agreement, the intellectual property to be acquired thereunder has a mutually agreed upon value of $5 million, which was paid by the Company by way of the issuance to Fighter Base of 1,666,667 restricted shares of Company common stock (valued at $3 per share of common stock) at closing, which occurred on May 2, 2022.

Pursuant to the Token IQ IPP Agreement, the intellectual property to be acquired thereunder has a mutually agreed upon value of $5 million, which was paid by the Company by way of the issuance to Fighter Base of 1,250,000 restricted shares of Company common stock (valued at $4 per share of common stock) at closing, which occurred on May 2, 2022.

Closing of the transactions contemplated by the IPP Agreements was subject to customary closing conditions, which include, due to Mr. Vange’s status as an officer of the Company, the approval of the Company’s shareholders of the transactions contemplated by the IPP Agreements and the issuance of shares of Company common stock thereunder (which was obtained at that special meeting of stockholders held on January 28, 2022).

Review and Approval of Related Party Transactions

The Audit Committee of the Board is tasked with reviewing and approving any issues relating to conflicts of interests and all related party transactions of the Company (“Related Party Transactions”). The Audit Committee, in undertaking such review and approval, will analyze the following factors, in addition to any other factors the Audit Committee deems appropriate, in determining whether to approve a Related Party Transaction: (i) the fairness of the terms for the Company (including fairness from a financial point of view); (ii) the materiality of the transaction; (iii) bids/terms for such transaction from unrelated parties; (iv) the structure of the transaction; (v) the policies, rules and regulations of the U.S. federal and state securities laws; (vi) the policies of the Committee; and (vii) interests of each related party in the transaction.

The Audit Committee will only approve a Related Party Transaction if the Audit Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Audit Committee are deemed a related party, the Related Party Transaction will be considered by the disinterested members of the board of directors in place of the Audit Committee.

In addition, our Code of Ethics, which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

BOARD MATTERS AND CORPORATE GOVERNANCE

Board Composition

Our Board currently consists of the following ten directors:

Name	Age	Positions and Offices Held	Director Since
J. Todd Bonner	55	Chairman of the Board	2021
Nithinan Boonyawattanapisut	39	Co-Chief Executive Officer and Director	2021
William Kerby	65	Co-Chief Executive Officer and Director	2008
Donald P. Monaco	70	Director	2011
Carmen Diges	52	Director	2021
Komson Kaewkham	41	Director	2021
Yoshihiro Obata	61	Director	2021
Farooq Moosa	52	Director	2021
Edward Terrence Gardner, Jr.	56	Director	2021
Athid Nanthawaroon	40	Director	2021

The biographical information for all of our current directors is set forth above under Proposal 1.

Board and Stockholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates, and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected annually and hold office until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

During the fiscal year ended on February 28, 2022, the Board held 17 meetings, and took various other actions via unanimous written consent of the Board and the various committees described below. All directors attended at least 75% of the Board meetings and committee meetings relating to the committees on which each director served during the 2021 fiscal year.

Each director of the Company has historically been expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Board Committees and Director Independence

Committees of the Board

We currently maintain an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Litigation Committee and Risk Assessment Committee, which have the committee members described below. We have also established a disclosure committee, comprised of senior executives, directors and employees who are actively involved in the disclosure process, to specify, coordinate and oversee the public disclosure of information regarding the Company, other than through periodic and current report filings with the SEC.

Board Committee Membership

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Litigation Committee	Risk Assessment Committee
J. Todd Bonner(1)
Nithinan Boonyawattanapisut
William Kerby
Donald P. Monaco	X		M			M
Athid Nanthawaroon
Carmen Diges	X	M		M	C	C
Komson Kaewkham	X	M	M	C	M	M
Yoshihiro Obata	X		C	M		M
Farooq Moosa	X	M				M
Edward Terrance Gardner, Jr.	X	C				M

(1)	– Chairman of board of directors.

C – Chairman of Committee.

M – Member.

Each of these committees has the duties described below and operates under a charter that has been approved by our Board.

Audit Committee

The Audit Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Audit Committee has the responsibility for reviewing the disclosures made by the Chief Executive Officer and the Chief Financial Officer in connection with their required certifications accompanying the Company’s periodic reports to be filed with the SEC; reviewing and discussing the Company’s quarterly financial results and related press releases, if any, with management and the independent auditors prior to the release of such information to the public; reviewing with the management the proposed scope and plan for conducting internal audits of Company operations and obtaining reports of significant findings and recommendations, together with management’s corrective action plans; seeking to ensure the corporate audit function has sufficient authority, support and access to Company personnel, facilities and records to carry out its work without restrictions or limitations; reviewing the corporate audit function of the Company, including its charter, plans, activities, staffing and organizational structure; reviewing progress of the internal audit program, key findings and management’s action plans to address findings; periodically reviewing the Company’s policies with respect to legal compliance, conflicts of interest and ethical conduct; seeking to ensure the adequacy of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters, including the confidential submission of complaints by employees regarding such matters; and recommending to the Board any changes in ethics or compliance policies that the committee deems appropriate.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by Nasdaq rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that each of Messrs. Gardner and Moosa and Ms. Diges qualify as “audit committee financial experts” (as defined in the SEC rules) because each of them has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Each of Messrs. Gardner and Moosa and Ms. Diges has acquired these attributes by means of having held various positions that provided relevant experience, as described in their biographical information disclosures, above.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

During the fiscal year ended February 28, 2022, the Audit Committee held four meetings.

The Audit Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.nextplaytechnologies.com/investors/governance.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

During the fiscal year ended February 28, 2022, the Compensation Committee held four meetings, and took various other actions via consent to actions without meetings.

The Compensation Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.nextplaytechnologies.com/investors/governance.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. The Company does not have a formal diversity policy. However, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Nominating and Governance Committee evaluates director nominees at regular or special committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Nominating and Governance Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Nominating and Governance Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the Bylaws and applicable law. The Secretary will send properly submitted stockholder recommendations to the Nominating and Governance Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Nominating and Governance Committee through other means. The Nominating and Governance Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

During the fiscal year ended February 28, 2022, the Nominating and Governance Committee held one meeting and took various other actions via consent to actions without meetings.

The Nominating and Governance Committee operates pursuant to a written charter that is available on the Company’s website at: https://www.nextplaytechnologies.com/investors/governance.

Litigation Committee

The Litigation Committee, which is currently comprised exclusively of independent directors, is responsible for overseeing any significant arbitration, litigation or other legal process involving a dispute between the Company and a third party (“Disputes”), and assist the Board in fulfilling its oversight responsibilities with respect to such Disputes. In addition, the Litigation Committee has sole authority to retain and terminate outside counsel, or other experts or consultants, as it deems appropriate in connection with any litigation or potential litigation matters, including sole authority to approve the fees and other retention terms for such persons. The Litigation Committee operates pursuant to a written charter.

Risk Assessment Committee

The Risk Assessment Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee significant internal complaints and investigations into management, and to assist the Board in fulfilling its oversight responsibility with respect to such complaints. The Risk Assessment Committee’s responsibilities include, without limitation, consulting with counsel to review, investigate, assess, and manage any relevant complaints. In addition, the Risk Assessment Committee has sole authority to retain and terminate outside counsel, or other experts or consultants, as it deems appropriate in connection with any matters or potential matters being considered by the committee, including sole authority to approve the fees and other retention terms for such persons. The Risk Assessment Committee operates pursuant to a written charter.

Director Independence

In accordance with Nasdaq requirements, our Board is comprised of a majority of independent directors and the Nominating and Corporate Governance, Compensation and Audit Committees are all comprised entirely of independent directors.

The Board annually determines the independence of each director and nominee for election as a director. The Board makes these determinations in accordance with The Nasdaq Capital Market’s (“Nasdaq’s”) listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Messrs. Monaco, Kaewkham, Obata, Moosa and Gardner and Ms. Diges are independent under applicable Nasdaq rules.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the board of directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended February 28, 2022, the Audit Committee of the Board of Directors of the Company (i) reviewed and discussed the audited financial statements with the Company’s management; (ii) discussed with the Company’s independent auditors the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission; (iii) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors the independent auditors’ independence; and (v) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the board of directors, and the board of directors approved, that the audited financial statements for the year ended February 28, 2022 be included in the Company’s Annual Report on Form 10-K for the year ended February 28, 2022, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the board of directors.

Audit Committee

/s/ Edward Terrence Gardner, Jr. (Chairman)
/s/ Komson Kaewkham
/s/ Farooq Moosa
/s/ Carmen Diges

Board Leadership Structure

Our Board has the responsibility for selecting our appropriate leadership structure. In making leadership structure determinations, the Board considers many factors, including the specific needs of our business and what is in the best interests of our stockholders. Our current leadership structure is comprised of a separate Chairman of the Board and two Co-Chief Executive Officers. Mr. Bonner currently serves as Chairman of the Board and Ms. Boonyawattanapisut and Mr. Kerby each serve as Co-Chief Executive Officers of the Company.

The Board does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our Board believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s Co-Chief Executive Officers, Ms. Boonyawattanapisut and Mr. Kerby) and the members of our Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its Co-Chief Executive Officers, while enabling our Chairman to facilitate our Board’s oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Board’s Role in Risk Management

The Board has responsibility for the oversight of the Company’s risk management processes, while our management (or through the committees of the Board) is responsible for day-to-day management of risk. Effective risk oversight is an important priority of the Board. Because risks are considered in virtually every business decision, the Board regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them throughout the year, both generally or in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

The Audit Committee of our Board reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating and Governance Committee reviews compliance with external and internal compliance with policies, procedures and practices consistent with our charter and bylaws.

While each of our Board committees is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and members of our management team about such risks. Matters of significant strategic risk are considered by our Board as a whole.

Board Diversity

Our Nominating Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

●	Personal and professional integrity, ethics and values;

●	Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

●	Experience as a board member or executive officer of another publicly-held company;

●	Diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members;

●	Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence and specialized experience;

●	Experience relevant to our business industry and with relevant social policy concerns; and

●	Relevant academic expertise or other proficiency in an area of our business operations.

Currently, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. Although we do not have a formal diversity policy in place, our Board values diversity and supports having directors of diverse gender, race, and ethnicity, along with varied skills and experiences. Information regarding the diversity of our Board members is outlined in the below table:

Board Diversity Matrix (As of May 31, 2022)
Total number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	8	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	4	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	1

Stockholder Communications with our Board

In connection with all other matters other than the nomination of members of our Board (as described below), our stockholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our Secretary at 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular member of the Board, the communication will be forwarded to a Board member to bring to the attention of the Board.

Codes of Ethics and Business Conduct

We maintain a Code of Ethics and Code of Business Conduct, which are applicable to all of our directors, officers and employees. These codes set forth ethical standards to which these persons must adhere and other aspects of accounting, auditing and financial compliance, as applicable. We undertake to provide a printed copy of these codes free of charge to any person who requests. Any such request should be sent to our principal executive offices attention: Chief Financial Officer.

We intend to disclose any amendments to our Code of Ethics and Code of Business Conduct and any waivers with respect to our Code of Ethics and Code of Business Conduct granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at https://www.nextplaytechnologies.com/, within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Ethics and Code of Business Conduct to any such officers or employees to date.

Whistleblower Protection Policy

On April 18, 2017, the Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. The Whistleblower Policy has been reviewed and approved by the Board. A copy of the Whistleblower Policy is available on the Company’s website at: https://www.nextplaytechnologies.com/investors/governance.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the table set forth under the section of this Proxy Statement entitled “Security Ownership of Management and Certain Beneficial Owners and Management,” all of our Named Executive Officers and all of our directors are beneficial owners of stock of the Company.

Policy Against Hedging

The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build. Accordingly, the Company has incorporated prohibitions on ’short sales’ within its insider trading policy, which applies to directors, officers and employees.

Conflicts of Interest

Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.

In general, officers and directors of a corporation are required to present business opportunities to the corporation if:

●	the corporation could financially undertake the opportunity;

●	the opportunity is within the corporation’s line of business; and

●	it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation

We have adopted a Code of Business Conduct and Ethics, as discussed in further detail above, that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

Family Relationships

Mr. Bonner, Chairman of our Board, is married to Ms. Boonyawattanapisut, our Co-Chief Executive Officer. Except for the foregoing relationship between Mr. Bonner and Ms. Boonyawattanapisut, none of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Director Compensation

The following table sets forth information concerning the total compensation that we paid or that we accrued on behalf of our non-executive directors during the fiscal year ended February 28, 2022. Our executive directors do not receive compensation for their service on the Board separate from the compensation they receive as an executive officer of the Company, as described below in the section of this Proxy Statement entitled “Executive Compensation and Other Information.”

Name	Fiscal Year	Fee Earned	Stock Awards	All other Compensation	Total
J. Todd Bonner	2022	$—	$—	$—	$—
Donald P. Monaco, Director	2022	$—	$59,417	$—	$59,417
Athid Nanthawaroon	2022	$—	$40,000	$—	$40,000
Komson Kaewkham	2022	$—	$44,292	$—	$44,292
Yoshihiro Obata	2022	$—	$50,000	$—	$50,000
Carmen Diges	2022	$—	$50,000	$—	$50,000
Farooq Moosa	2022	$—	$16,333	$—	$16,333
Edward Terrence Gardner, Jr.	2022	$—	$16,125	$—	$16,125
Stacey Riddell(1)	2022	$—	$26,875	$—	$26,875

*	The value of the Stock Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(1)	Ms. Riddell resigned from her position as a director on the Board on November 9, 2021. She received pro rata compensation for services provided prior to her resignation in the fiscal year ended February 28, 2022.

No director received any Non-Equity Incentive Plan Compensation or Non-Qualified Deferred Compensation for the period above.

Director Compensation Policy

Prior to July 1, 2021, the compensation payable to the Board consisted solely of equity, and included (a) compensation of 20,000 shares per year, issuable in equal quarterly installments, to each non-executive member of the Board; (b) compensation of 5,000 shares per year, issuable in equal quarterly installments, to each chairperson of each Board committee; and (c) compensation of 10,000 shares per year, issuable in equal quarterly installments, to the Chairman of the Board, each under the terms of the Company’s 2017 Equity Incentive Plan (collectively, the “Board Compensation Terms”).

Effective July 1, 2021, we implemented changes to our Board Compensation Terms. The compensation currently payable to the Board currently consists of a mix of equity and cash, subject to certain exceptions (as discussed below), and includes (a) compensation in the amount of $60,000 per year, payable in equal quarterly installments, to each non-executive member of the Board; (b) compensation in the amount of $15,000 per year, payable in equal quarterly installments, to the chairperson of each committee of the Board; and (c) compensation in the amount of $30,000 per year, payable in equal quarterly installments, to the chairman of the Board. The foregoing amounts shall be paid out as follows: (i) in the event that the company is profitable for the two quarters prior to any given quarterly payment, then (a) 30% of the compensation is to paid in cash and (b) 70% of the compensation is issued in shares of Company common stock, calculated based on the closing price of the Company’s common stock on the date of the award; or (ii) in the event that the company is not profitable for the two quarters prior to any given quarterly payment, then 100% of the relevant quarterly payment will be issued in shares of Company common stock, calculated based on the closing price of the Company’s common stock on the date of the award. All equity issued to our directors as compensation for their services is issued under the Company’s equity incentive plans.

Director compensation for the 2022 fiscal year (based on the old compensation policy) was paid in shares of Company common stock in April 2021 (for those directors who were members of the Board as of such date), which shares vest in equal quarterly installments. Our directors are entitled to receive additional compensation payable under the new compensation policy for fiscal 2022, which shall be payable on a pro rata basis starting on July 1, 2021 and shall take into account the payments already made to them under the old compensation policy in April 2021.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following table sets forth the names, ages, and positions of our current executive officers. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any executive officer and any other person pursuant to which any executive officer was or is to be selected as an executive officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our executive officers.

Name	Age	Position(s)
Nithinan Boonyawattanapisut	39	Co-Chief Executive Officer and Director
William Kerby	65	Co-Chief Executive Officer and Director
Sirapop “Kent” Taepakdee	59	Chief Financial Officer, Treasurer and Secretary
Andrew Greaves	57	Chief Operating Officer
Mark Vange	52	Chief Technology Officer
Tim Sikora	49	Chief Information Officer

Below is information regarding each executive officer’s biographical information, including their principal occupations or employment for at least the past five years, and the names of other public companies in which such persons hold or have held directorships during the past five years.

Nithinan “Jess” Boonyawattanapisut, age 39, Co-Chief Executive Officer and Director

Ms. Boonyawattanapisut’s biographical information is provided above under the section of this Proxy Statement entitled “Information Regarding Director Nominees,” and incorporated herein by reference.

William Kerby, age 65, Co-Chief Executive Officer and Director

Mr. Kerby’s biographical information is provided above under the section of this Proxy Statement entitled “Information Regarding Directors Nominees,” and incorporated herein by reference.

Sirapop “Kent” Taepakdee, age 59, Controller, Vice President of Finance, Chief Financial Officer, Treasurer and Secretary

Mr. Taepakdee has served as the Controller of the Company since July 2019. On October 9, 2019, the Board appointed Mr. Taepakdee as the principal financial and accounting officer of the Company. Mr. Taepakdee has served as the Vice President of Finance, Treasurer, and Secretary of the Company since February 1, 2020. Also, from February 1, 2020 to December 14, 2020, Mr. Taepakdee served as the acting Chief Financial Officer of the Company, being appointed the Chief Financial Officer of the Company on December 14, 2020. Mr. Taepakdee has worked in accounting and finance for more than 32 years, garnering diverse experiences across several industries including hospitality, car rental, office product retail, manufacturer software, government, and an attorney office. His strong process improvement skills helped many companies increase productivities and decrease costs. From 2012 to 2018, Mr. Taepakdee served as the Controller of Inceptra LLC and JTH Holdings LLC, Florida. Kent worked closely with IT teams to implement the Oracle system at Office Depot during the “Project Simplify” in 2007 – 2009. At Office Depot, Mr. Taepakdee also led the team of accountants and worked with the auditors to do the “Fixed Asset Cost Segregation” project, which saved the company millions. During his employment at Vanguard Car Rental USA Inc (Alamo and National Car Rental) after the September 11, 2001 (9/11) event, he involved and worked with the recovery team (appointed by the court) to perform due diligence after the company filed for bankruptcy, and the company got out of the bankruptcy in early 2004. During 1997 – 2000, he served as the Assistant Food & Beverage Cost Controller at the Boca Raton Resort & Club in Boca Raton, Florida, and led the team to implement the F&B inventory system (two F&B warehouses). Mr. Taepakdee also served as the Chief Financial Officer at the Bangkok Naval Base (Royal Thai Navy) from 1986 to 1996. Mr. Taepakdee received an MBA (with a specialization in Finance), from Ramkhamhaeng University, in Bangkok, Thailand and a BBA in Accounting (First Class Honors / Valedictorian), from Krirk University, in Bangkok, Thailand.

Andrew Greaves, age 57, Chief Operating Officer

Mr. Greaves was appointed as the Company’s Chief Operating Officer on August 19, 2021. Mr. Greaves brings to NextPlay more than 15 years of award-winning achievement and senior level experience leading gaming, eSports and digital media companies. Mr. Greaves has served as Managing Director of GLM Consulting LTD, a technology consulting services company that he owns, since May 2007. He previously co-founded Promethean TV, an award-winning interactive video overlay service for digital media, where he served as chief operating officer from November 2016 to June 2021 and has served as a director since March 2017. He oversaw the company’s growth from inception in 2016 to generating multi-millions in annual revenue. Prior to Promethean, from September 2013 through November 2016, Mr. Greaves served as vice president of product and technology at Azubu.tv, an eSports streaming platform, where he led the growth in monthly active users from 1 million to 20 million. He also oversaw the European expansion of the competitive eSports platform, Virgin Gaming.com. He earlier served in executive positions at Electronic Arts (NYSE: EA), initially as a studio program director in Europe where he was responsible for the localized adoption of EA technologies. Then as senior producer for the EA SPORTS FIFA team, he oversaw the online EA Sports Football portal that included five FIFA titles, including the BAFTA award-winning FIFA10. Mr. Greaves received his Bachelor of Science degree from Sheffield City Polytechnic in Sheffield, England.

Mark Vange, age 52, Chief Technology Officer

Mr. Vange has served as Chief Technology Officer of the Company since the Company’s acquisition of HotPlay on June 30, 2021, prior to which he served as Chief Technology Officer of HotPlay Thailand and HotNow (Thailand) Company Limited, a hyper-local promotion discovery platform, positions he held since March 2020 and June 2020, respectively. Mr. Vange has over three decades of experience as a technologist and entrepreneur. In May 2017, he founded Token IQ Inc., a technology company that addresses issues in the tokenization space such as compliance with existing securities laws, cross border issues, token price volatility, post offering transparency, high transactional costs, and scalability, where he has served as Chief Executive Officer since its inception. In May 2016, Mr. Vange founded Fighter Base Publishing Inc, developer of Fighter base, a massively-multiplayer combat flight game, where he has served as Chief Executive Officer since its inception. Mr. Vange is also the Co-Founder of Tech Round LLC, a company that provides specialty development services to many of the world’s largest publishers, which formed in January 2015. In June 2005, Mr. Vange Founded and served as Executive Vice President of Mobile Post Productions Inc, a company that enabled video game publishers to enter the mobile game space at scale. Mobile Post Productions Inc was later acquired by Electronic Arts Inc in April 2011, and Mr. Vange served as the Chief Technology Officer of Electronic Arts Interactive (NYSE: EA) from the date of acquisition until June 2012. To date, Mr. Vange has over 100 patents for technologies that defined industries such as 3D gaming, massively multiplayer games, data transmission over the Internet, large-scale data processing, and mobile communications.

Tim Sikora, age 49, Chief Information Officer

Mr. Sikora joined the Company as Chief Information Officer (non-executive) in October 2019, and was promoted to Chief Operating Officer and Chief Information Officer (executive) on February 1, 2020, in which roles he is responsible for managing all of the Company’s information technology (“IT”) platforms, including the software development activities for the Company’s NextPlay Booking Engine (MBE), a customizable, instant-booking platform for alternative lodging rentals NextTrip, the Company’s Travel Management Solution for small to medium-sized business, and Maupintour, an innovative leader in personalized travel experiences. Mr. Sikora also leads the Company’s commercial sales and technical teams. Mr. Sikora has over two decades of experience in the information technology and travel industries. He served as director of North America Sales at The Boeing Company, the world’s largest aerospace company, prior to joining the Company, from May 2013 to October 2019. Prior to working with Boeing, he managed and led the expansion of two IT services companies: Peak 10, a leading data center and cloud services company, where he served as Director Information Technology Service Delivery from July 2012 to May 2013, and CIBER, Inc., a global information technology infrastructure services provider, where he served as Information Technology Infrastructure Service Delivery Manager from November 2010 to July 2012. Prior to that, from November 2007 to November 2010, Mr. Sikora served as director of Information Technology End User Services at US Airways, Inc. While there, Mr. Sikora led the airline’s integration of IT end-user platforms following its merger with America West and was responsible for governing IT resource planning, budgeting, and operational management for end-user services. Prior to joining US Airways, Mr. Sikora served as VP of Airline Operations and Chief Information Officer at Caribbean Sun Airlines Holdings (September 2005 to November 2007), where he directed all IT and airline resource planning, budgeting and operational initiatives. Prior to that, Mr. Sikora served as manager of Information technology at DHL Airways, a $500 million cargo airline where he directed the Information Technology group, a provider of contract aircraft services to DHL Worldwide Express. Mr. Sikora has also held several other software development positions, including at Midwest Express Airlines. Mr. Sikora also serves as a member of the Board of Directors of Longroot Cayman. Mr. Sikora received a Bachelor’s of Science in Business Administration (Magna Cum Laude) and a Master’s of Science in Leadership, from Embry-Riddle Aeronautical University.

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended February 28, 2022 and 2021 (Fiscal 2022 and Fiscal 2021, respectively). Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during Fiscal 2021, (ii) were serving as our two most highly compensated executive officers, other than the principal executive officer (“PEO”), whose total compensation exceeded $100,000 as of February 28, 2022, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer as of February 28, 2022.

Name and Principal Position	Fiscal Year Ended	Salary	Bonus	Stock Awards (1)		All Other Compensation				Total
Nithinan Boonyawattanapisut,	2022	$166,667	$200,000	$46,750	(4)	$12,500	(2)	(6)		$425,917
PEO and Co-CEO	2021	$—	$—	$—		$—				$—

William Kerby,	2022	$400,000	$400,000	$—		$42,000	(2)	(3)	(5)	$842,000
Co-CEO (and former PEO)	2021	$400,000	$—	$—		$124,759				$524,759

Sirapop “Kent” Taepakdee,	2022	$200,000	$—	$—	(4)	$—	(5)			$200,000
CFO	2021	$157,834	$10,000	$64,850		$11,211				$232,684

Mark Vange	2022	$187,500	$—	$2,500,000	(7)	$—				$2,687,500
CTO	2021	$—	$—	$—		$—				$—

Timothy Sikora,	2022	$236,000	$—	$—	(4)	$—	(5)			$236,000
CIO	2021	$200,000	$—	$36,300		$7,762				$244,062

*	Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. None of our executive officers received any change in pension value and nonqualified deferred compensation earnings during the periods presented.

(1)	The value of the Stock Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)	Nithinan Boonyawattanapisut and William Kerby each receives additional compensation in the form of a car allowance in the amount of $1,500 per month.

(3)	William Kerby received additional compensation in the form of a Merchant Banking Guarantee in the amount of $2,000 per month.

(4)	Represents the Stock Awards to Sirapop “Kent” Taepakdee for 27,500 shares, and to Timothy Sikora for 15,000 shares.

(5)	Includes payment of unused vacation time, which was paid in the form of cash, totaling $82,759 for William Kerby, $11,211 for Sirapop “Kent” Taepakdee, and $7,762 for Timothy Sikora.

(6)	Nithinan Boonyawattanapisut received $1,000 monthly for health/medical/dental/vision insurance.

(7)	Represents the Stock Awards to Mark Vange for 1,000,000 shares

Employment and Compensation Agreements

We have the following employment contracts and compensation agreements in place with our Named Executive Officers and Chairman:

Nithinan “Jess” Boonyawattanapisut, Employment Agreement

On September 16, 2021, the Company entered into an Employment Agreement with Ms. Boonyawattanapisut, its Co-Chief Executive Officer and member of its Board, which agreement has an effective date of October 1, 2021. The agreement remains in effect (renewing automatically on a month-to-month basis), until either party provides the other at least 30 days prior written notice of its intent to terminate the agreement, or until terminated as discussed below.

The agreement includes a non-compete provision, prohibiting Ms. Boonyawattanapisut from competing against the Company during the term of the agreement and for a period of 12 months after termination thereof (subject to certain exceptions described below), in any state or country in connection with (i) the commercial sale of products sold by the Company during the six months preceding the termination date; and (ii) any services the Company commercially offered during the six months prior to the termination date (collectively, the “Non-Compete”).

During the term of the agreement, Ms. Boonyawattanapisut is to receive a base salary of $400,000 per year, which may be increased at any time at the discretion of the Compensation Committee of the Board without the need to amend the agreement; an annual bonus payable at the discretion of the Compensation Committee; other bonuses which may be granted/approved from time to time in the discretion of the Compensation Committee; $200,000 in cash and 25,000 shares of common stock issued as a sign-on bonus under the terms of the Company’s Amended and Restated 2017 Equity Incentive Plan; up to four weeks of annual paid time off, which can be rolled-over year to year, or which in the discretion of Ms. Boonyawattanapisut, can be required to be paid in cash at the end of any year or the termination of the agreement; and a car allowance equal to an equivalent of $1,500 per month, during the term of the agreement.

The agreement provides Ms. Boonyawattanapisut with the option of receiving some or all of the base salary and/or any bonus in shares of the Company’s common stock, with such shares being based on the higher of (i) the closing sales price per share on the trading day immediately preceding the determination by Ms. Boonyawattanapisut to accept shares in lieu of cash; and (ii) the lowest price at which such issuance will not require stockholder approval under the rules of the stock exchange where the Company’s common stock is then listed or Nasdaq ((i) or (ii) as applicable, the “Share Price” and the “Stock Option”), provided that Ms. Boonyawattanapisut is required to provide the Company at least five business days prior written notice if she desires to exercise the Stock Option as to any payment of compensation, unless such time period is waived by the Company. The issuance of the shares described above is subject to the approval of the stock exchange where the Company’s common stock is then listed or Nasdaq, and where applicable, stockholder approval, and in the sole discretion of the board of directors, may be issued under, or outside of, a stockholder approved stock plan.

The agreement includes standard provisions relating to the reimbursement of business expenses, indemnification rights, rights to Company property and inventions (which are owned by the Company), dispute resolutions, tax savings, clawback rights and provisions entitling Ms. Boonyawattanapisut to receive any fringe benefits offered by the Company to other executives (subsidized in full by the Company) including, but not limited to, family coverage for health/medical/dental/vision, life and disability insurance.

The agreement terminates upon Ms. Boonyawattanapisut’s death and can be terminated by the Company upon her disability (as described in the agreement), by the Company for Cause (defined below) or Ms. Boonyawattanapisut for Good Reason (defined below). For the purposes of the agreement, (A) “Cause” means (i) Ms. Boonyawattanapisut’s gross and willful misappropriation or theft of the Company’s or any of its subsidiary’s funds or property; or (ii) Ms. Boonyawattanapisut’s conviction of, or plea of guilty or nolo contendere to, any felony or crime involving dishonesty or moral turpitude; or (iii) Ms. Boonyawattanapisut materially breaches any obligation, duty, covenant or agreement under the agreement, which breach is not cured or corrected within thirty days of written notice thereof from the Company (except for certain breaches which cannot be cured); or (iv) Ms. Boonyawattanapisut commits any act of fraud; and (B) “Good Reason” means (i) without the consent of Ms. Boonyawattanapisut, the Company materially reduces Ms. Boonyawattanapisut’s title, duties or responsibilities, without the same being corrected within ten days after being given written notice thereof; (ii) the Company fails to pay any regular installment of base salary to Ms. Boonyawattanapisut and such failure to pay continues for a period of more than thirty days; or (iii) a successor to the Company fails to assume the Company’s obligations under the agreement, without the same being corrected within thirty days after being given written notice thereof.

In the event of termination of the agreement for death or disability by Ms. Boonyawattanapisut without Good Reason, or for Cause by the Company, Ms. Boonyawattanapisut is due all consideration due and payable to her through the date of termination. In the event of termination of the agreement by Ms. Boonyawattanapisut for Good Reason or the Company for any reason other than Cause (or if Ms. Boonyawattanapisut’s employment is terminated other than for Cause within six months before or twenty-four months following the occurrence of a Change of Control (defined in the agreement) of the Company), Ms. Boonyawattanapisut is due all consideration due and payable through the date of termination; a lump sum payment equal to twelve months of base salary; continued participation in all benefit plans and programs of the Company for twelve months after termination (or at the option of the Company, reimbursement of COBRA insurance premiums for substantially similar coverage as the Company’s plans); and the Non-Compete will not apply to Ms. Boonyawattanapisut.

William Kerby, Employment Agreement

On October 31, 2018, the Company entered into an Employment Agreement with Mr. Kerby, who served as the Company’s Chief Executive Officer and Vice Chairman of the Board at that time. The agreement was effective as of November 1, 2018, and replaced and superseded the terms of Mr. Kerby’s prior employment agreement dated October 15, 2006.

The agreement remains in effect (renewing automatically on a month-to-month basis) until either party provides the other at least 30 days prior written notice of its intent to terminate the agreement, or until terminated as discussed below.

The agreement includes a non-compete provision, prohibiting Mr. Kerby from competing against the Company during the term of the agreement and for a period of 12 months after termination thereof (subject to certain exceptions described below), in any state or country in connection with (A) the offer of Alternative Lodging Rental properties (Vacation Home Rentals) which are distributed on a Business to Business Basis; (B) the commercial sale of specialty products sold by the Company during the six months preceding the termination date; and (C) any services the Company commercially offered during the six months prior to the termination date (collectively, the “Non-Compete”).

During the term of the agreement, Mr. Kerby is to receive a base salary of $400,000 per year, which may be increased at any time at the discretion of the Compensation Committee of the Board; an annual bonus payable at the discretion of the Compensation Committee, of up to 100% of his base salary (50% based on meeting short term goals and 50% based on meeting long-term goals, which are determined from time to time by the Compensation Committee); other bonuses which may be granted from time to time in the discretion of the Compensation Committee; 25,000 shares of common stock issued as a sign-on bonus under the terms of the Company’s 2017 Equity Incentive Plan; up to four weeks of annual paid time off, which can be rolled-over year to year, or which in the discretion of Mr. Kerby, can be required to be paid in cash at the end of any year or the termination of the agreement; and a car allowance of $1,500 per month during the term of the agreement.

The agreement provides Mr. Kerby with the option of receiving some or all of the base salary and/or any bonus in shares of the Company’s common stock, with such shares being based on the higher of (a) the closing sales price per share on the trading day immediately preceding the determination by Mr. Kerby to accept shares in lieu of cash; and (b) the lowest price at which such issuance will not require stockholder approval under the rules of the stock exchange where the Company’s common stock is then listed or Nasdaq ((a) or (b) as applicable, the “Share Price” and the “Stock Option”), provided that Mr. Kerby shall be required to provide the Company at least five business days prior written notice if he desires to exercise the Stock Option as to any payment of compensation, unless such time period is waived by the Company. The issuance of the shares described above is subject to the approval of the stock exchange where the Company’s common stock is then listed or Nasdaq, and where applicable, stockholder approval, and in the sole discretion of the Board, may be issued under, or outside of, a stockholder approved stock plan.

The agreement includes standard provisions relating to the reimbursement of business expenses, indemnification rights, rights to company property and inventions (which are owned by the Company), dispute resolutions, tax savings, clawback rights and provisions entitling Mr. Kerby to receive any fringe benefits offered by the Company to other executives (subsidized in full by the Company) including, but not limited to, family coverage for health/medical/dental/vision, life and disability insurance, as well as amounts under the Company’s 401(k) Savings and Retirement.

Additionally, in consideration for Mr. Kerby having entered into numerous personal guarantees with the Airline Reporting Commission, sellers of travel services, merchant providers, financial institutions, associations and service providers on behalf of the Company, the Company agreed that, for as long as Mr. Kerby is employed by the Company, provides services under the agreement and is willing to continue to support the Company in connection with such guarantees, he will receive a $2,000 per month guarantee fee. In the event Mr. Kerby resigns for Good Reason (defined below), or his employment is terminated by the Company, the Company agreed to eliminate any and all guarantees within thirty days, failing which, for each month the guarantees remain in place, the monthly guarantee fee will rise to $10,000 per month, until such time as the Company has assumed or terminated all such guarantees.

The agreement terminates upon Mr. Kerby’s death and can be terminated by the Company upon his disability (as described in the agreement), by the Company for Cause (defined below) or Mr. Kerby for Good Reason (defined below). For the purposes of the agreement, (A) “Cause” means (i) Mr. Kerby’s gross and willful misappropriation or theft of the Company’s or any of its subsidiary’s funds or property; or (ii) Mr. Kerby’s conviction of, or plea of guilty or nolo contendere to, any felony or crime involving dishonesty or moral turpitude; or (iii) Mr. Kerby materially breaches any obligation, duty, covenant or agreement under the agreement, which breach is not cured or corrected within thirty days of written notice thereof from the Company (except for certain breaches which cannot be cured); or (iv) Mr. Kerby commits any act of fraud; and (B) “Good Reason” means (i) without the consent of Mr. Kerby, the Company materially reduces Mr. Kerby’s title, duties or responsibilities, without the same being corrected within ten days after being given written notice thereof; (ii) the Company fails to pay any regular installment of base salary to Mr. Kerby and such failure to pay continues for a period of more than thirty days; or (iii) a successor to the Company fails to assume the Company’s obligations under the agreement, without the same being corrected within thirty days after being given written notice thereof.

In the event of termination of the agreement for death or disability by Mr. Kerby without Good Reason, or for Cause by the Company, Mr. Kerby is due all consideration due and payable to him through the date of termination. In the event of termination of the agreement by Mr. Kerby for Good Reason or the Company for any reason other than Cause (or if Mr. Kerby’s employment is terminated other than for Cause within six months before or twenty-four months following the occurrence of a Change of Control (defined in the agreement) of the Company), Mr. Kerby is due all consideration due and payable through the date of termination; a lump sum payment equal to twelve months of base salary; continued participation in all benefit plans and programs of the Company for twelve months after termination (or at the option of the Company, reimbursement of COBRA insurance premiums for substantially similar coverage as the Company’s plans); and the Non-Compete will not apply to Mr. Kerby.

The terms of the agreement were approved by the Company’s Compensation Committee, consisting solely of “independent” members of our Board.

Sirapop “Kent” Taepakdee, Employment Agreement

On January 30, 2020, Mr. Sirapop “Kent” Taepakdee entered into an employment agreement with the Company. Pursuant to Mr. Taepakdee’s employment agreement, he agreed to provide services to the Company as the VP of Finance and Chief Financial Officer.

Mr. Taepakdee receives a base salary payable in cash ($200,000 per year) pursuant to his employment agreement and is also eligible to receive equity compensation, when approved by the Board and subject to the Company meeting certain metrics as follows – Mr. Taepakdee is eligible, for a bonus of up to (a) 5,000 shares (or $5,000 dollars), upon completion of a review of, the improvement of, the Company’s financial reporting programs, payable in the discretion of the Chief Executive Officer; (b) 7,500 shares (or $10,000) in the event the Company meets certain metrics by June 30, 2020, including achieving a minimum level of gross monthly revenues or achieving an EBITDA profit in any month, payable in the discretion of the Chief Executive Officer; (c) 2,000 shares or $2,000 (in Mr. Taepakdee’s discretion), each quarter that Mr. Taepakdee works with the Chief Executive Officer in order to prepare presentations and other public relations items, payable in the discretion of the Chief Executive Officer; and (d) 3,000 shares (or $4,000) in the event the Company raises more than $3 million during the first 12 months of the agreement, payable in the discretion of the Chief Executive Officer. All shares earned in the first 12 months of the agreement are valued at $2.00 per share. Upon the mutual approval of the executive and the Company, Mr. Taepakdee’s salary may increase to no less than $150,000 per year after the first year.

Effective on January 31, 2021, the compensation of Mr. Taepakdee was increased from $154,000 to $200,000 per year.

On February 12, 2021, the Company issued Mr. Taepakdee an aggregate of 10,000 shares of common stock of the Company as a bonus in consideration for services rendered, which vested immediately upon issuance.

The agreement has a term of three years, which is mutually extendable with the consent of the parties.

In the event that Mr. Taepakdee desires to sell more than 10,000 shares of common stock in any one transaction when the daily volume of the Company’s common stock is 10,000 or less, Mr. Taepakdee is required to provide the Company the first right to purchase such shares.

If the agreement is terminated by Mr. Taepakdee for good reason (as defined in the agreement) or by the Company without cause, and other than due to Mr. Taepakdee’s death or disability, Mr. Taepakdee is due two calendar months of severance pay; and if the agreement is terminated due to Mr. Taepakdee’s disability, Mr. Taepakdee, is due compensation through the remainder of the month during which he was terminated. If he is terminated for cause, terminates his employment without good reason or dies, he (or his estate, as applicable) is paid through the date of termination. If the Company terminates the agreement within 24 months after a change in control (as described in the agreement), then the Company is required to pay Mr. Taepakdee a severance payment equal to twelve months’ salary, plus continue to provide benefits equal to those provided prior to the change in control for a period of six months. The agreement contains customary confidentiality requirements and work for hire language. The agreement includes a one year non-solicitation and non-competition clause following the date of the termination of the agreement, which non-competition clause prohibits Mr. Taepakdee (without the prior written consent of the Company which consent will not be unreasonably withheld) from directly or through another person or another entity carrying on or being engaged in any business within North America which is competitive with the business of the Company, however the non-compete shall terminate in the event of a termination of employment by Mr. Taepakdee for good reason or a termination by the Company other than for cause or disability.

Mark Vange – Employment Agreement

On July 15, 2021, Mr. Vange entered into an employment agreement with the Company. Pursuant to Mr. Vange’s employment agreement, he agreed to provide services to the Company as the Chief Technology Officer.

Mr. Vange receives a base salary payable in cash ($300,000 per year) pursuant to his employment agreement and is also eligible to receive equity compensation, when approved by the Board and subject to the Company meeting certain metrics as follows – Mr. Vange is eligible, for a bonus of up to (a) 10,000 shares (or $20,000 dollars), upon the Company achieving certain gross monthly revenue targets by August 31, 2021 or February 28, 2022, or an EBITDA profit in any month before February 28, 2022; (b) 20,000 shares (or $40,000) in the event certain milestones for product and website launches and integrations are completed payable in the discretion of the Chief Executive Officer; (c) 60,000 shares (or $155,000) in the event certain new lines of business, greater public recognition, and/or new opportunities are developed by Mr. Vange, payable in the discretion of the Chief Executive Officer, and (d) 60,000 shares (or $155,000) in the event of the successful deployment of certain digital securities offerings, successful implementation of certain online banking solutions and the successful deployment of certain key artificial intelligence capabilities throughout the Company’s business, payable in the discretion of the Chief Executive Officer.

The agreement remains in effect (renewing automatically on a month-to-month basis), until terminated by either party in accordance with its terms, as discussed below.

In the event that Mr. Vange desires to sell more than 10,000 shares of common stock in any one transaction when the daily volume of the Company’s common stock is 10,000 or less, Mr. Vange is required to provide the Company the first right to purchase such shares.

If the agreement is terminated by Mr. Vange for good reason (as defined in the agreement) or by the Company without cause, and other than due to Mr. Vange’s death or disability, Mr. Vange is due two calendar months of severance pay and all shares of Company common stock held in escrow or subject to vesting schedules shall accelerate and/or be released (as applicable); and if the agreement is terminated due to Mr. Vange’s disability, Mr. Vange, is due compensation through the remainder of the month during which he was terminated. If he is terminated for cause, terminates his employment without good reason or dies, he (or his estate, as applicable) is paid through the date of termination. The agreement contains customary confidentiality requirements and work for hire language. The agreement includes a one year non-solicitation and non-competition clause following the date of the termination of the agreement, which non-competition clause prohibits Mr. Vange (without the prior written consent of the Company, which consent will not be unreasonably withheld) from directly or through another person or another entity carrying on or being engaged in any business within North America which is competitive with the business of the Company, however the non-compete shall terminate in the event of a termination of employment by Mr. Vange for good reason or a termination by the Company other than for cause or disability.

Timothy Sikora – Employment Agreement

On January 30, 2020, Mr. Sikora entered into an employment agreement with the Company. Pursuant to Mr. Sikora’s employment agreement, he agreed to provide services to the Company as the Chief Information Officer and Chief Operations Officer.

Mr. Sikora currently receives a base salary payable in cash ($236,000 per year) pursuant to his employment agreement and is also eligible to receive equity compensation, when approved by the Board and subject to the Company meeting certain metrics as follows – Mr. Sikora is eligible, for a bonus of up to (a) 10,000 shares (or $10,000 dollars), upon the Company achieving certain gross monthly revenue targets by June 30, 2020 or December 30, 2020, or an EBITDA profit in any month before February 28, 2021; (b) 10,000 shares (or $10,000) in the event certain milestones for product and website launches and integrations are completed during calendar 2020, payable in the discretion of the Chief Executive Officer; and (c) 25,000 shares (or $25,000) in the event the Company completes a merger or acquisition, completes a funding, accelerates profitability or achieves profitability by February 28, 2021, payable in the discretion of the Chief Executive Officer.

The agreement has a term of three years, mutually extendable with the consent of the parties.

In the event that Mr. Sikora desires to sell more than 10,000 shares of common stock in any one transaction when the daily volume of the Company’s common stock is 10,000 or less, Mr. Sikora is required to provide the Company the first right to purchase such shares.

If the agreement is terminated by Mr. Sikora for good reason (as defined in the agreement) or by the Company without cause, and other than due to Mr. Sikora’s death or disability, Mr. Sikora is due two calendar months of severance pay; and if the agreement is terminated due to Mr. Sikora’s disability, Mr. Sikora, is due compensation through the remainder of the month during which he was terminated. If he is terminated for cause, terminates his employment without good reason or dies, he (or his estate, as applicable) is paid through the date of termination. If the Company terminates the agreement within 24 months after a change in control (as described in the agreement), then the Company is required to pay Mr. Sikora a severance payment equal to twelve months’ salary, plus continue to provide benefits equal to those provided prior to the change in control for a period of six months. The agreement contains customary confidentiality requirements and work for hire language. The agreement includes a one year non-solicitation and non-competition clause following the date of the termination of the agreement, which non-competition clause prohibits Mr. Sikora (without the prior written consent of the Company which consent will not be unreasonably withheld) from directly or through another person or another entity carrying on or being engaged in any business within North America which is competitive with the business of the Company, however the non-compete shall terminate in the event of a termination of employment by Mr. Sikora for good reason or a termination by the Company other than for cause or disability.

Payments Due Upon a Change of Control Under Employment Arrangements with Ms. Boonyawattanapisut, Mr. Kerby, Mr. Taepakdee and Mr. Sikora and Certain Other Employees

As described in greater detail above, the employment agreements with Ms. Boonyawattanapisut, our Co-Chief Executive Officer, Mr. Kerby, our Co-Chief Executive Officer, Mr. Taepakdee, our Chief Financial Officer and Mr. Sikora, our Chief Operating Officer, include provisions which provide that, if such person’s employment with the Company is terminated within twenty-four months after a Change of Control (descried below) (or in the case of Mr. Kerby’s agreement, within twenty-four months after, or six months prior to, a Change of Control), then the Company is required to pay such executives a severance payment:

●	As to Ms. Boonyawattanapisut and Mr. Kerby, equal to (i) a lump sum payment in an amount equal to twelve months of their base salary at the then current rate (currently $400,000 per year); (ii) all amounts earned, accrued or owing through the date their employment is terminated but not yet paid; and (iii) continued participation in all employee benefit plans, programs or arrangements available to the Company executives in which they were participating on such date of termination of until the earliest of: (a) twelve months after the date of termination of employment; (b) the date the employment agreement would have expired but for the occurrence of the date of termination; or (c) the date, or dates, Ms. Boonyawattanapisut or Mr. Kerby (as applicable) receives similar coverage under a subsequent employer plan. Such payment is required to be made in a lump sum on or before the date ending on the expiration of three months following the date of termination; and

●	As to Mr. Taepakdee and Mr. Sikora, a severance payment equal to twelve months salary ($200,000 as to Mr. Taepakdee and $236,000 as to Mr. Sikora), plus continued benefits equal to those provided prior to the Change of Control event for a period of six months.

For the purposes of the employment agreements, “Change of Control” (“Change in Control” under Mr. Kerby’s agreement) means (a) any entity or person who becomes either individually or, pursuant to an express agreement among all of the members of such group, as part of a “control group” (as such term is used in Section 13(d) of the Exchange Act) the beneficial owner of 50% or more of the Company’s voting securities (other than an employee, officer or stockholder of the Company as of the date of such applicable employment agreement) or (b) there is a liquidation of all or substantially all of the Company’s assets or the Company dissolves. We anticipate that the closing of the exchange agreements will constitute a Change of Control under the employment agreements.

It is also grounds for a “Good Reason” termination under each of the employment agreements of our officers if, in the case of Ms. Boonyawattanapisut’s and Mr. Kerby’s agreements, without his consent, the Company materially reduces their title, duties or responsibilities and in the case of Messrs. Taepakdee’s, Sikora’s and Vange’s employment agreements, there is a significant reduction of their duties, position or responsibilities relative to the their duties, position or responsibilities in effect immediately prior to such reduction, or the removal of the executive from such position, duties and responsibilities.

Additionally, in the event Mr. Kerby resigns for Good Reason, we are required to immediately eliminate any and all guarantees which Mr. Kerby has provided on behalf of the Company (which total an aggregate of approximately $2 million as of the date of this Proxy Statement), and in the event we are unable to eliminate all such guarantees within 30 days, we are required to pay Mr. Kerby $10,000 per month in guaranty fees (compared to $2,000 per month under the current terms of the employment agreement) until such time as such guarantees are eliminated. Finally, in the event Mr. Kerby resigns for Good Reason, Mr. Kerby is due the same severance compensation described above in connection with a Change of Control termination.

In the event Messrs. Taepakdee, Sikora or Vange terminates his employment agreement for Good Reason, we are required to pay such applicable executive his salary and other benefits earned or accrued through the date of termination, and continue to pay them two additional months of salary.

Certain employment agreements of other non-executive officers of the Company contain similar provisions as Messrs. Taepakdee’s, Sikora’s and Vange’s agreements, discussed above.

Outstanding Equity Awards at Fiscal Year-End

None.

Equity Compensation Plan Information

2017 Equity Incentive Plan

On August 25, 2017, the Board adopted, subject to the ratification by the majority stockholders, which occurred effective on September 13, 2017, the Company’s Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”). The 2017 Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are, and will be, responsible for the Company’s future growth. The 2017 Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

The 2017 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. Incentive stock options granted under the 2017 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2017 Plan are not intended to qualify as incentive stock options under the Code.

No incentive stock option may be granted under the 2017 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

The 2017 Plan is administered by the Board and/or the Company’s Compensation Committee. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the 2017 Plan is 2,000,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

2021 Equity Incentive Plan

On April 7, 2021, stockholders approved the adoption of the Company’s 2021 Equity Incentive Plan (the “2021 Plan”), which is intended to secure for the Company and its affiliates the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the company and its affiliates, all of whom are and will be responsible for the Company’s future growth. The 2021 Plan is designed to help attract and retain for the Company and its affiliates personnel of superior ability for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its affiliates. Awards under the 2021 Plan may be made to an eligible person in the form of (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) performance shares; or (vi) any combination of the foregoing. Nonqualified (non-statutory stock options) granted under the 2021 Plan are not intended to qualify as incentive stock options under the Code.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2021 Plan is the sum of (i) 13,065,060 shares, which amount is equal to 15% of the Company’s total outstanding shares of common stock of the Company outstanding immediately after the closing of the HotPlay Share Exchange and conversion of the Axion preferred stock, and (ii) an annual increase on April 1st of each calendar year, beginning in 2022 and ending in 2030, in each case subject to the approval of the Board or the Compensation Committee of the Company on or prior to the applicable date, equal to the lesser of (A) 5% of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) 5,000,000 shares of common stock (which number is not subject to adjustment in connection with any reverse stock split affected prior to the closing); and (C) such smaller number of shares as determined by the board of directors or Compensation Committee (the “Share Limit”), also known as an “evergreen” provision. Notwithstanding the foregoing, shares added to the Share Limit are available for issuance as incentive stock options only to the extent that making such shares available for issuance as incentive stock options would not cause any incentive stock option to cease to qualify as such. In the event that the board of directors or the Compensation Committee does not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable date provided for under the plan, the Share Limit remains at its then current level. Notwithstanding the above, no more than 50,000,000 (which number is not subject to adjustment in connection with any reverse stock split affected prior to the closing) incentive stock options may be granted pursuant to the terms of the 2021 Plan. The Company’s Board and Compensation Committee did not elect to increase the number of shares authorized for issuance under the 2021 Plan on April 1, 2022 in accordance with the evergreen provision, discussed above

The 2021 Plan is administered by the Board and/or the Company’s Compensation Committee. The 2021 Plan will automatically terminate on the 10th anniversary of original approval date of the 2021 Plan (January 5, 2031).

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of February 28, 2022:

Plan category	Number of securities to be issued upon exercise of outstanding warrants as of February 28, 2022	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	15,300	$2.05	—
Equity compensation plans not approved by security holders	—	$—	—
Total	15,300	$2.05	—

OTHER MATTERS

Stockholder Proposals for 2024 Annual Meeting of Stockholders

Proposals of holders of our voting securities intended to be presented at our 2024 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323, not earlier than the close of business on June 21, 2024, and not later than the close of business on July 21, 2024, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2024 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after October 19, 2024. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2024 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the fiscal 2024 annual meeting or, if the first public announcement of the date of the fiscal 2024 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

Stockholder proposals must be in writing and must include (i) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at the Meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (iii) a brief description of the business desired to be brought before the Meeting and the reasons for conducting such business at the Meeting; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The Board reserves the right to refuse to submit any proposal to stockholders at the Meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in our bylaws.

Additionally, the Nominating Committee will consider director candidates recommended by stockholders, provided stockholders include (i) as to each person whom the stockholder proposes for the Nominating Committee to consider for nomination for election as a director (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class or series and number of shares of capital stock of us which are owned beneficially or of record by the person and (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (a) the name and record address of such stockholder, (b) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (c) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (d) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (e) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director, if elected. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Nominating Committee through other means.

Additional Filings

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy and information statements and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Exchange Act. The SEC maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding us and other companies that file materials with the SEC electronically. Additional information about us is available on our website at www.nextplaytechnologies.com. Information on our website does not constitute part of this proxy statement.

We will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to us, Attn: Corporate Secretary, NextPlay Technologies, Inc., 1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida 33323.

Other Matters to be Presented at the Meeting

As of the date of this Proxy Statement, our management has no knowledge of any business to be presented for consideration at the Meeting other than that described above. If any other business should properly come before the Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

Our Board does not intend to bring any other matters before the Meeting and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than as a result of his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this Proxy Statement.

Incorporation of Information by Reference

The SEC allows us to “incorporate by reference” certain information that we file with the SEC, which means that we can disclose important information by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement. We incorporate herein the following information contained in or attached to our Annual Report on Form 10-K for the fiscal year ended February 28, 2022, which we filed with the SEC on June 21, 2022: (i) Item 7 entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and (ii) Item 8 entitled “Financial Statements and Supplementary Data.”

We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this Proxy Statement.

Company Contact Information

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

NextPlay Technologies, Inc.

1560 Sawgrass Corporate Parkway, Suite 130

Sunrise, Florida 33323

By Order of the Board of Directors,

/s/ John Todd Bonner
John Todd Bonner, Chairman

NEXTPLAY TECHNOLOGIES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – October 19, 2022 at 9:00 AM eastern standard time
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of NextPlay Technologies, Inc. (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around September 7, 2022, and hereby appoints John Todd Bonner and Sirapop “Kent” Taepakdee (the “Proxies”), or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Annual Meeting of stockholders of the Company, to be held on October 19, 2022, at 9:00 am Eastern Standard Time (subject to postponement(s) or adjournment(s) thereof), virtually via live audio webcast at https://agm.issuerdirect.com/nxtp (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth in the proxy statement, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/NXTP
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF NEXTPLAY TECHNOLOGIES, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR	WITHHOLD
Election of Directors:
	J. Todd Bonner		☐	☐
	Nithinan Boonyawattanapisut		☐	☐		Control ID:
	William Kerby		☐	☐		REQUEST ID:
	Donald P. Monaco		☐	☐
	Carmen Diges		☐	☐
	Komson Kaewkham		☐	☐
	Yoshihiro Obata		☐	☐
	Farooq Moosa		☐	☐
	Edward Terrence Gardner, Jr.		☐	☐
	Athid Nanthawaroon		☐	☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the selection of TPS Thayer, LLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023.		☐	☐	☐
Proposal 3		à	FOR	AGAINST	ABSTAIN
	Approval, in accordance with Nasdaq Listing Rule 5635(d), of an amendment to the exercise price provisions of those warrants issued in connection with a registered direct offering of the Company’s securities pursuant to that Stock Purchase Agreement entered into by and among the Company and certain investors on November 1, 2021, and specifically to remove the $1.97 floor (the “Floor Price”) of the warrants such that the exercise price of the warrants may be reduced below the Floor Price in the event that the Company issues or enters into any agreement to issue securities for consideration less than the then current exercise price of the warrants.		☐	☐	☐
Proposal 4		à	FOR	AGAINST	ABSTAIN
	Approval, on a non-binding advisory basis, of named executive officer compensation.		☐	☐	☐
Proposal 5		à	FOR	AGAINST	ABSTAIN
	Authorization of our Board of Directors, in its discretion, to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Annual Meeting.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” PROPOSALS 1, 2, 3, 4 AND 5.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)